SCHEDULE 14C INFORMATION

AMENDMENT NO. 1

INFORMATION STATEMENT

PURSUANT TO SECTION 14 (C)

OF THE

SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2)
☐	Definitive Information Statement

MEDIANET GROUP TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14(c)-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount of which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration No.:
3)	Filing Party:
4)	Date Filed:

MEDIANET GROUP TECHNOLOGIES, INC.

5200 Town Center Circle, Suite 601

Boca Raton, FL 33486

(561) 362-7704

February [__], 2010

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

To the Stockholders of MediaNet Group Technologies, Inc.:

This Information Statement is furnished to the stockholders of MediaNet Group Technologies, Inc., a Nevada corporation (“MediaNet”), in connection with our prior receipt of approval by written consents, in  lieu of a special meeting, of the holders of a majority of our common stock approving an amendment to the Articles of Incorporation to increase number of authorized shares of common stock of MediaNet from 50,000,000 shares to 500,000,000 shares and to increase the number of authorized shares of preferred stock from 5,000,000 shares to 25,000,000 shares. On December 14, 2009, MediaNet obtained the approval of the action (the “Amendment”) by written consent of a stockholder that is the record owner of 5,000,000 shares of our preferred stock, which represents an aggregate of 273,614,868 votes, or 90% of the voting power as of December 14, 2009. In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, the Amendment cannot be effected until 20 days after the mailing of this Information Statement and after the filing of the amended Articles of Incorporation with Secretary of State of the State of Nevada respect to the increase in authorized common and preferred shares.  A copy of the certificate of amendment affecting the common and preferred increase is attached to this information statement as Exhibit A.

MEDIANET IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO NOT SEND A PROXY. Because the written consent of the holders of a majority of our voting power satisfies all applicable stockholder voting requirements, we are not asking for a proxy. Please do not send us one.

Only stockholders of record at the close of business on December 14, 2009, shall be given a copy of the Information Statement. The date on which this Information Statement will be sent to stockholders will be on or about February [__], 2010.

The accompanying information statement is for information purposes only. Please read it carefully.

By Order of the Board of Directors

/s/ Michael B. Hansen

Michael B. Hansen, President

Boca Raton, Florida

February [__], 2010

MEDIANET GROUP TECHNOLOGIES, INC.

5200 Town Center Circle, Suite 601

Boca Raton, FL 33486

INFORMATION STATEMENT REGARDING

ACTION TAKEN BY WRITTEN CONSENT OF

MAJORITY STOCKHOLDER

IN LIEU OF AN ANNUAL OR SPECIAL MEETING

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF A STOCKHOLDER IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS

THIS INFORMATION STATEMENT IS DATED FEBRUARY [___], 2010

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMPANY’S COMMON STOCK. THERE ARE NO DISSENTERS’ RIGHTS WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Dear Holders of MediaNet Group Technologies, Inc, Common Stock (“stockholders” or “you”):

This Information Statement is furnished to the stockholders of MediaNet Group Technologies, Inc., a Nevada corporation (“MediaNet” or the “Company”), in connection with our prior receipt of approval by written consent, in  lieu of a special meeting, of the holder of a majority of the voting power of our stock authorizing an  increase in the number of authorized shares of our common stock from 50,000,000 shares to 500,000,000 shares and an increase in the authorized shares of preferred stock from 5,000,000 shares to 25,000,000 shares (the “Amendment”). On December 14, 2009, MediaNet obtained the approval of the Amendment by written consent of a stockholder that is the record owner of 5,000,000 shares of our preferred stock, which represents an aggregate of 273,614,868 votes, or 90% of the voting power of our stock as of December 14, 2009.

The Amendment cannot be effected until 20 days after the mailing of this Information Statement and after the filing of the amended Articles of Incorporation with Secretary of State of the State of Nevada.  A copy of the certificate of amendment affecting the increase in authorized common and preferred shares is attached to this information statement as Exhibit A.

The date on which this Information Statement will be sent to stockholders is on or about February [__], 2010.

Only one information statement is being delivered to multiple shareholders sharing an address, unless we have received contrary instructions from one or more of the shareholders. We will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the information statement was delivered.

You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the information statement or by calling our principal executive offices at (561) 362-7704. If multiple shareholders sharing an address have received one copy of this information statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to shareholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

TABLE OF CONTENTS

Information Statement	3

Summary	6

Questions and Answers	10

Vote Required for Approval	11

Dissenters’ Rights of Appraisal	12

The Companies	12

The Merger	21

Risk Factors	23

DubLi Management’s Discussion and Analysis of Financial Condition and Results of Operations	30

Voting Securities	37

Dilution	37

Anti-Takeover Effects of Amendment	38

Ownership of Officers, Directors and Principal Shareholders	39

Interest of Certain Persons in Matters to be Acted Upon	40

Forward-Looking Statements	40

Additional Information	41

Incorporation of Reports Filed with the Securities and Exchange Commission	41

Exhibit Index	42

Exhibit to Financial Statements	42

SUMMARY

This summary highlights selected information from this Information Statement and may not contain all of the information that is important to you. To better understand the Amendment, you should read this entire Information Statement carefully, including the attached exhibits and other documents to which you are referred herein, including the Company’s Form 8-K filed on October 23, 2009, as amended on February 4, 2010, and the Company’s 10-K for the period ended September 30, 2009. See “Incorporation of Reports Filed with the Securities and Exchange Commission,” on page 42.

Background. As more fully set forth in the Company’s Current Report on Form 8-K filed on October 23, 2009, on October 19, 2009, the Company completed a reverse merger transaction in which it (i) consummated an Agreement and Plan of Merger (the “Merger”) with the equity owners of CG Holdings Limited, a Cyprus limited company (“CG”), whereby the Company’s wholly-owned subsidiary, MediaNet Merger Sub, Inc., a Nevada corporation, merged with and into CG, with CG being the surviving company, and the shareholders of CG exchanged all of their shares of CG for five million (5,000,000) shares of the Company’s Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Stock”).

As a result of the Merger, CG became a wholly-owned subsidiary of the Company, and CG’s subsidiaries became indirect wholly-owned subsidiaries of the Company. CG and its subsidiaries, which are collectively called DubLi in this Information Statement, own and operate reverse auctions for high level branded merchandise.

Under the terms of the Merger, the 5,000,000 shares of the Company’s Series A Stock issued to the shareholder of CG constituted ninety percent (90%) of the voting power of the Company and is convertible into 90% of the Company’s outstanding common stock, determined on a fully-diluted basis, upon the Company’s amendment of its Articles of Incorporation to provide for at least 500,000,000 shares of authorized common stock.

At closing of the Merger, the Company had issued and outstanding 27,303,652 shares of common stock and options to purchase 3,098,000 shares of common stock, or 30,401,652 shares of common stock on a fully-diluted basis. Accordingly, upon conversion of all of the shares of Series A Stock, the shareholders of CG will own 273,614,868 shares of common stock of the Company. Pending conversion of the Series A Stock into shares of the Company’s common stock, each share of Series A Stock will have voting power equal to 54.7229736 shares of common stock, and will be convertible into shares of common stock on the same basis.

On October 16, 2009, the Company filed a Certificate of Designation for its Series A Stock pursuant to which the Company, at the direction of its Board of Directors, designated the rights and preferences of all 5,000,000 authorized shares of preferred stock, par value $0.01 per share, of the Company. The principal terms of the Series A Stock are as follows. The Series A Stock participates in any distribution of dividends pari passu with holders of common stock on the basis of 54.7229736 shares of common stock for each share of Series A Stock. Each share of Series A Stock shall be deemed converted into 54.7229736 shares of common stock and shall participate pari passu with the common stock of the Company in the proceeds available to the Company’s shareholders upon the liquidation, dissolution, or winding up of the Company. Each holder of outstanding shares of Series A Stock is entitled to 54.7229736 shares for each share of Series A Stock held as of the record date for the determination of stockholders entitled vote at the meeting. Except as provided by Nevada Statutes, holders of Series A Stock vote together with the holders of common stock as a single class. In the event that the Company’s shareholders approve an increase in the Company’s authorized shares of common stock to not less than five hundred million (500,000,000) shares, each share of Series A Stock then outstanding shall automatically be converted into 54.7229736 shares of common stock without further action by the holders of the Series A Stock or the Company. The Company does not have reserved and available out of its authorized but unissued shares of common stock the number of shares of common stock that shall be sufficient to effect the conversion of all outstanding shares of Series A Stock. Accordingly, the Company has agreed to proceed to submit for approval by its shareholders, including the holders of Series A Stock, an increase to not less than five hundred million (500,000,000) shares of the Company’s authorized common stock.

Change of Control. On October 19, 2009, there was a change in the effective control of our Company. On that date, pursuant to the Company’s Merger dated as of August 10, 2009, and subsequently amended on September 25, 2009, among the Company, the Company’s then subsidiary MediaNet Merger Sub, Inc., a Nevada corporation, and CG, the Company acquired all of the issued and outstanding shares of CG for 5,000,000 shares of the Company’s Series A Stock. The Series A Stock has a voting power, as to each share of Series A Stock, of 54.7229736 shares, and is mandatorily convertible into common shares on the same basis upon the Company’s increasing its authorized common shares to no less than five hundred million (500,000,000) shares, which it intends to do as soon as practicable. Accordingly, the shareholders of CG control 90% of the voting power of the Company. Further as a condition of the acquisition of CG by the Company, we agreed to appoint Michael B. Hansen as a director, the President and Chief Executive Officer of our Company; Kent L. Holmstoel as a director, Chairman of the Board of Directors and the Chief Operating Officer of our Company; and Andreas Kusche as a Director, and General Counsel of our Company. Also in connection with the Merger, all of the directors of the Company other than Mr. Berns resigned on October 19, 2009. On October 29, 2009, Steven Adelstein was elected a director by Mr. Berns, who was then the sole remaining Board member. The appointment of Messrs. Hansen, Holmstoel, and Kusche will be effective upon our compliance with Securities and Exchange Commission Rule 14f-1.

Dilution Impact of Amendment and Restated Articles. The Amendment will allow the Company to issue additional shares of Common Stock over and above the previously authorized 50,000,000 shares of Common Stock, but not to exceed 500,000,000 shares of Common Stock, and to issue additional shares of Preferred Stock over and above the previously authorized 5,000,000 shares of Preferred Stock. The Company’s Board of Directors will have the authority to designate the rights and preferences of any series of Preferred Stock without any vote of the shareholders with respect to such rights and preferences. The Company’s existing Series A Convertible Preferred Stock is manditorily convertible into shares of Common Stock upon approval of the Amendment and the filing of a Certificate of Amendment with the State of Nevada. The issuance of shares of Common Stock upon conversion of the outstanding Preferred Stock will result in the issuance of 273,614,868 shares of additional Common Stock. The issuance of any additional shares of Common Stock will have the effect of diluting the equity interest in existing stockholders and the earnings per share, if any, of existing shares of Common Stock. See “Dilution” on page 37, below. Such dilution could be substantial and will depend, in part, upon the amount of shares issued or exercised stock options or warrants. The newly authorized shares of Common Stock will have voting and other rights identical to those of the currently authorized shares of Common Stock. The Amendment to increase the number of authorized shares has no effect on the legal rights of the holders of the existing shares of Common Stock. The authorization of an increase in the authorized shares of Preferred Stock would, if approved, vest in the Company’s Board of Directors the right to designate the rights and preferences of one or more series of Preferred Stock up to an aggregate of 25,000,000 shares of Preferred Stock. The Board of Directors would, in the event that the Amendment is approved, have the authority to issue a series of preferred stock that would in all likelihood have priority over the Common Stock in connection with voting rights, dividend and other distributions, including liquidation distributions by the Company.

Approval of Corporate Action. On August 10, 2009, the Amendment was approved by the Company’s Board of Directors. On December 14, 2009, the Amendment was approved by written consent of the holder of the Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Stock”) representing a majority of the votes entitled to be cast by all shareholders on the Amendment. As such, there will be no shareholders’ meeting to approve the Amendment.

Vote Required. Pursuant to MediaNet’s Bylaws and the Nevada Revised Statutes, a vote by the holders of at least a majority of the Company’s outstanding votes is required to effect the Amendment. The Company’s articles of incorporation do not authorize cumulative voting. As of the Record Date, the Company had 27,303,652 voting shares of common stock issued and outstanding and 5,000,000 shares of voting preferred stock (designated as Series A Convertible Preferred Stock and referred to as the “preferred stock” or the “Series A Stock”) issued and outstanding, of which the common stock was entitled to 27,303,652 votes and the preferred stock was entitled to 273,614,868 votes.  Pursuant to Section 78.320 of the Nevada Revised Statutes, a majority of the voting power, or 150,459,261 votes, was necessary to approve the Amendment. The consenting stockholder is entitled to 273,614,868 votes, which represents a majority of the voting power of the Company’s shares of common and preferred stock.

Notice to Stockholders. The Information Statement is first being furnished on or about February [__], 2010, to holders of record of the Common Stock on December 14, 2009.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Nevada law provides in substance that stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

No shareholder proposal has been submitted in respect of the Amendment or any related action.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended,  the Amendment will not be adopted until a date at least 20 days after the date on which this Information Statement is first being furnished to the shareholders. The Company anticipates that the action contemplated herein will be effected under said rule on or about the close of business on February [__], 2010.

As used in this Information Statement, “SEC” or “Commission” shall mean the U.S. Securities and Exchange Commission.

Reasons for the Increase in Authorized Common and Preferred Shares. MediaNet’s board of directors has unanimously adopted a resolution seeking stockholder approval to increase the number of authorized shares of common stock from 50,000,000 shares to 500,000,000 shares and authorized shares of preferred stock from 5,000,000 to 25,000,000 shares.

Pursuant to an Agreement and Plan of Merger (the “Agreement”) among the Company, MediaNet Merger Sub, Inc., and CG Holdings Limited (“CG”), as more fully described in the Company’s Current Report on Form 8-K filed on October 23, 2009, and amended on February 4, 2010, which Report, as amended, is incorporated herein by this reference, on October 19, 2009, the Company acquired all of the outstanding shares of CG Holdings Limited (“CG”) in exchange for the issuance to CG’s shareholder of 5,000,000 shares of the Company’s Series A Convertible Preferred Stock (the “Preferred Stock”). The Agreement provides that the issued and outstanding preferred shares will be automatically converted into shares of Common Stock of the Company at such time as the Company’s Articles of Incorporation are amended to increase the number of authorized shares of Common Stock to 500,000,000 shares. Assuming that all shares of Preferred Stock are converted into Common Stock, the former record shareholder of CG will own 273,614,868 shares of Common Stock, or 90% of our Common Stock to be issued and outstanding, determined on a fully-diluted basis. The Company’s authorization of an increase in its common shares was not a condition precedent to the merger, which, as noted, was closed on October 19, 2009.

The Company and the Board of Directors believe that the increase in authorized Common Stock, in addition to its use in the conversion of Preferred Stock into common shares, and the increase in authorized preferred shares, will provide the Company with available shares that could be issued upon exercise of existing options and warrants and for various corporate purposes, including acquisitions, stock dividends, stock splits, stock options, convertible debt and equity financings for other corporate purposes which may be identified in the future, as the board of directors determines in its discretion. The Board of Directors has no immediate plans, understandings, agreements or commitments to issue additional shares of stock for any purpose not previously disclosed in the Company’s public filings or as particularly described herein.

The increased capital will provide the Board of Directors with the ability to issue additional shares of stock without further vote of the stockholders of MediaNet, except as provided under Nevada corporate law or under the rules of any national securities exchange on which shares of stock of MediaNet may be then listed. Under MediaNet’s Articles of Incorporation, MediaNet stockholders do not have preemptive rights to subscribe to additional securities which may be issued by MediaNet, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of MediaNet in order to maintain their proportionate ownership of MediaNet’s stock.

Anti-takeover Effect. The authorization of additional capital, under certain circumstances, may have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of MediaNet by causing such additional authorized shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board of Directors determines is not in the best interests of MediaNet and our stockholders. The increased authorized capital therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the increased capital may limit the opportunity for MediaNet stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The increased authorized capital may have the effect of permitting MediaNet’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of MediaNet’s business. However, the Board of Directors is not aware of any attempt to take control of MediaNet and the Board of Directors did not propose the increase in MediaNet’s authorized capital with the intent that it be utilized as a type of anti-takeover device.

Discretion of Directors in Designation of Rights and Preferences of Preferred Stock. The Board of Directors has recommended to shareholders, and a majority of voting power has approved, the amendment to the Company’s Articles of Incorporation to increase the number of authorized preferred shares from 5,000,000 shares to 25,000,000 shares. Upon amendment of the Company’s Articles of Incorporation in Nevada, all of the outstanding shares of preferred stock of the Company, being 5,000,000 shares (or the total number of shares currently authorized), will be converted to common shares, so that MediaNet will then have authorized, but not issued and outstanding, 25,000,000 shares of preferred stock. The Board of Directors believes that in the future the Board of Directors may deem it advisable to have at its disposal a significant number of authorized, but unissued, shares of preferred stock, the rights and preferences of which can be designated by the Board of Directors to make acquisitions, acquire intellectual property, and for other proper corporate purposes, none of which is now anticipated. Stockholders should be aware that the shares of preferred stock to be authorized upon amendment of the Company’s Articles of Incorporation, can have such rights and privileges as the Board of Directors may designate, including super voting rights, as the outstanding shares of Series A Convertible Preferred Stock now have. Accordingly, the increase in preferred shares may adversely affect the rights and privileges of the existing common shares, may have a dilutive effect both on their interest in the Company and their interest in any dividends that MediaNet may pay, and may otherwise adversely affect the common shareholders. The Company has no present plan or intention to issue any shares of preferred stock, nor to file any designation for any shares of preferred stock with the State of Nevada.

QUESTIONS AND ANSWERS

Q.	WHY HAS THE PROPOSAL BEEN MADE TO INCREASE THE NUMBER OF AUTHORIZED COMMON AND PREFERRED SHARES?
A.

The authorized shares of common stock remaining available for issuance are not sufficient to fulfill the Company’s post-closing obligation to holders of Preferred Stock, which shares are convertible into shares of common stock of MediaNet when we increase our authorized common shares to 500,000,000 shares. The increase in the number of authorized shares of common stock is recommended by the Company’s Board in order to provide a sufficient reserve of such shares to fulfill the Company’s obligations to its warrantholders, and option holders and for the future growth and needs of the Company. The Board proposes to increase the authorized preferred shares to give the Board and management the ability to use those shares in connection with mergers and acquisitions, and for other purposes, in lieu of cash. No such transaction is now anticipated.

Q.	HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSAL TO INCREASE THE NUMBER OF SHARES?
A.	Both members of the Board of Directors have approved the proposal to increase the number of preferred and common shares as in the best interest of MediaNet and its shareholders.

Q.	WILL I RECEIVE ANY ADDITIONAL SHARES OR A DIFFERENT CLASS OF SHARES AS A RESULT OF THE PROPOSAL TO INCREASE THE AUTHORIZED NUMBER OF SHARES?
A.

As a current shareholder of MediaNet, your class of stock and the number of shares that you hold will not be affected or changed as a result of the adoption of the proposal to increase the authorized common stock. For example, a current holder of 100 shares of common stock will remain a holder of 100 shares of common stock.

Q.	WILL THE CHANGES TO THE ARTICLES OF INCORPORATION RESULT IN ANY TAX LIABILITY TO ME?
A.	The proposed changes are intended to be tax free for federal income tax purposes.

Q.	WHAT VOTE OF THE SHAREHOLDERS HAS RESULTED IN THE PROPOSALS BEING PASSED?
A.	To approve the Amendment MediaNet has received the affirmative vote of a majority of MediaNet’s shareholder voting power.

Q.	WHO IS PAYING FOR THIS INFORMATION STATEMENT?
A.	The Company will pay for the delivery of this information statement.

Q.	WHOM SHOULD I CONTACT IF I HAVE ADDITIONAL QUESTIONS?
A:	Kent L. Holmstoel, Chairman of the Board of Directors and Chief Operating Officer, 5200 Town Center Circle, Suite 601, Boca Raton, Florida 33486 (561) 362-7704.

VOTE REQUIRED FOR APPROVAL

Section 78.385 of the Nevada Revised Statutes provides an outline of the scope of the amendments of the Articles of Incorporation allowed a Nevada Corporation. This includes the amendments discussed herein. The procedure and requirements to effect an amendment to the Articles of Incorporation of a Nevada corporation are set forth in Section 78.390. Section 78.390 provides that proposed amendments must first be adopted by the Board of Directors and then submitted to shareholders for their consideration and must be approved by a majority of the voting power.

The Board of Directors of MediaNet has adopted, ratified and approved the change in the authorized shares of MediaNet and submitted the proposed changes to shareholders for their approval by consent. The securities that are entitled to vote to amend MediaNet’s Articles of Incorporation consist of 27,303,652 issued and outstanding shares of MediaNet’s $0.001 par value common voting stock outstanding on December 14, 2009, and 5,000,000 shares of preferred stock outstanding on December 14, 2009, the record date for determining shareholders who are entitled to notice of and to vote on the proposed amendment to MediaNet’s Articles of Incorporation. Each share of preferred stock has the voting power of 54.7229736 common shares, or a total of 273,614,868 shares. Accordingly, the December 14, 2009, consent of the holder of all of our outstanding preferred stock constitutes the approval of a majority of our outstanding voting power and was accordingly sufficient to approve the amendment of our articles of incorporation.

DISSENTERS’ RIGHTS OF APPRAISAL

The Nevada Revised Statutes do not provide for dissenters’ rights in connection with the proposed amendment of the Articles of Incorporation.

THE COMPANIES

MediaNet. The following description of MediaNet provides information with respect to MediaNet prior to its October 19, 2009, combination with DubLi. Information with respect to DubLi follows, below, under the caption “DubLi.”

Background and Corporate Information

MediaNet Group Technologies, Inc. (“we,” “us,” “our,” the “Company”), was incorporated under the laws of the State of Nevada on June 4, 1999, under the name of Clamshell Enterprises, Inc. We were formed as a “blind pool” or “blank check” company whose business plan was to seek to acquire a business opportunity through a merger, exchange of stock, or other similar type of transaction. On March 31, 2003, we completed the business acquisition process by acquiring all of the issued and outstanding common stock of Brand-A-Port, Inc. in a share exchange transaction. We issued 5,926,662 shares in the share exchange transaction in which Brand-A-Port’s shareholders received one of our shares for each share of common stock of Brand-A-Port which they owned. As a result of the share exchange, Brand-A-Port became our wholly owned and operating subsidiary.

The former shareholders of Brand-A-Port acquired a majority of our issued and outstanding common stock as a result of completion of the share exchange transaction. Therefore, although Brand-A-Port became our wholly owned subsidiary, the transaction was accounted for as a recapitalization of Brand-A-Port, whereby Brand-A-Port was deemed to be the accounting acquirer and is deemed to have adopted our capital structure.

We changed our name to MediaNet Group Technologies, Inc., in May, 2003.

In June, 2005, we changed the name of our subsidiary, Brand-A-Port, to BSP Rewards, Inc. to better reflect our focused business endeavors.

Overview

The operations of MediaNet Group Technologies, Inc. have been carried on through our wholly-owned subsidiary, BSP Rewards, Inc., and, as of October 19, 2009, CG Holdings Limited. As used herein, the “Company” refers to MediaNet Group Technologies, Inc. and its wholly owned subsidiary. The Company’s operations included the design, development and marketing of (1) branded loyalty programs, internet shopping malls and (2) branded websites. The Company has decided to concentrate its focused efforts in our main subsidiary, BSP Rewards, Inc.

In March, 2009, the Company sold its wholly-owned subsidiary, Memory Lane Syndications, Inc. which was inactive and had limited revenue during 2009 and 2008 and has been classified for financial presentation as a discontinued operation.

BSP Rewards, Inc.

BSP Rewards, Inc., provides private branded loyalty and reward web malls and programs to both for-profit and not-for-profit companies and organizations. The program is designed as a shopping service through which members receive rebates (rewards) on purchases of products and services from participating merchants. These rewards earned may be accumulated by the member and may be used to purchase gift cards, donate to a charity, or loaded onto a debit MasterCard by which they can make additional purchases from any participating merchant in the program or anywhere in the world that debit MasterCard cards are accepted. The BSP program is proprietary to the Company.

BSP Rewards Inc. (BSP Rewards or BSP)

BSP Rewards is a loyalty and rewards program designed as a shopping service through which members receive rebates (rewards points) on purchases of products and services from participating merchants in our internet mall platform.

These rewards act as a common currency that may be accumulated and used to make purchases of gift cards, donate to a charity, or loaded onto a debit MasterCard by which they can make additional purchases from any participating merchant in the program. Additionally, once the loyalty points are loaded on the MasterCard, the consumer can utilize this debit card at any merchant where the debit MasterCard is accepted.

The BSP Rewards program is a web based retail mall concept. Retail sellers of goods and services who join in the program as participating merchants agree to pay rebates to us for our members who purchase goods and services through the program at their individual web stores. We collect all rebates paid by participating merchants and retain a portion as our fee for operating the program. Another portion of the rebate (generally one-half), is designated as a “reward” earned by the member who made the purchase. A portion of the Company’s rebate is paid to the organization or company which enrolled the member in the program.

At the present time, when a member elects to redeem all or any portion of the rewards which he or she has accumulated, the member must purchase gift cards online that are redeemable at participating merchants or load their reward points onto our stored value MasterCard or participating affiliated cards that can be utilized at online and in-store merchants for redemption. The BSP debit card allows the reward points to be loaded on the card and spent like cash at participating merchants and anywhere debit MasterCard is accepted.

Member Providers are companies, organizations and groups that enroll their employees or members in the BSP Rewards program. The program is sometimes offered free to member providers who auto-enroll their member base. Member provider agreements provide that the organization will normally enroll their members for free or nominal amount and BSP shall pay to the member providers a percentage of the rewards earned by the members that each member provider enrolls in the program. A member provider only earns a percentage if the members enrolled actually earn rewards through the program.

Presently, our marketing program is focusing on groups or organizations that have the potential of enrolling large numbers of members. Major membership clubs and organizations, credit and stored value card users. Having the capability of quickly expanding the BSP membership base to their large participating groups, would greatly enhance our potential membership and revenue streams. To extend our presence in these markets and others, we would require substantial working capital prior to enhancing marketing efforts directed at larger organizations as such efforts can be time consuming and costly.

Our Industry

We classify our business operations as a member of the loyalty, online shopping mall, and rewards sector, and marketing services, each of which are fragmented and diverse industries. While the industry consists of many companies and organizations that provide loyalty and rewards in various means and fashions, few offer a complete package. There are many other similar businesses; however, most others do not include many of the features and benefits that we do including offering a stored value debit card and continuous email communications with members. It requires significant time and resources to develop a mature, flexible, broad-based platform and to attract and market the program to a wide variety of business segments. We are of the opinion that 85% of our operating model is executed by other related businesses, however, not all 85% can be found in one program or platform and the other 15% is proprietary to BSP Rewards. The benefit of creating a viable and valuable rewards and shopping mall program in today’s environment is due to an ongoing shift towards online shopping versus traditional brick and mortar shopping. Today’s consumers are looking to save wherever and whenever possible, particularly on their everyday shopping needs, including gas, grocery, apparel and office supplies.

Competition

We private brand our web mall program for companies, organizations and associations with features that include, but is not limited to, their logo and corporate image, cross links between the mall and their own corporate websites where the end user associates the mall with the host brand. Our competition includes other established loyalty/rewards companies, service provider that aggregate affiliate network merchants and existing web portals. While some competitors offer a private branded rewards program, most do not offer all of the features as BSP, including our redemption option through a stored value MasterCard, cross marketing applications and customer communications.

We intend to compete on the basis of pricing and speed to market, ease of use, our platform and the number of features available in our proprietary BSP Rewards application.

Marketing and Strategy

Our target markets for sales of our BSP Rewards program include small, medium and large sized companies, organizations and associations that will be able to utilize our rewards mall platform for a variety of uses including, but not limited to, loyalty, continuity, customer acquisition and retention and for fundraising applications.

This potential market includes membership clubs, non-profit organizations, alumni associations, retailers and corporations, marketing alliance partners, credit and debit card issuers and network marketing companies.

We market our products and services primarily through third party marketing partners who are paid on a commission basis. The marketing partners representing our services are companies that already have existing channel relationships. We have signed a number of marketing partner agreements which are non-exclusive and we anticipate that we will sign agreements with additional representatives inthe future. The Agreements, which generally have a term of one year with automatic one-year renewals, provide for the payment by the Company of a commission based on BSP rewards earned by members that are signed into the program through the marketing partner.

The Company sometimes pays a commission for any products and internet portals sold on behalf of the Company and a commission for hosting fees paid to the Company by buyers of malls or websites as a result of the activities of the marketing partner. In some instances, we also allow clients for whom we have built mall portals to act as resellers. As of the date of this report, the marketing agreements have not resulted in any significant revenues.

We anticipate that the organizations that enroll members in their private branded rewards program will devote a portion of their advertising and marketing funds to the branded program. We, in turn, will help to develop customer awareness of our products and services as well as enhance usage of the program.

Part of the marketing strategy for the BSP Rewards mall program is to continue to maintain and operate various demonstration sites designed for specific industries. We do not typically earn revenue from the operation of these sites, but we use them to demonstrate to potential clients the types of features which are available through BSP.

Developing market acceptance for our existing and proposed projects will continue to require substantial marketing and sales efforts and the expenditure of a significant amount of funds to inform potential member providers and strategic marketing partners of the benefits and advantages of Company products and services and to achieve name recognition. There can be no assurance that we will be able to further penetrate existing markets on a wide scale basis.

Currently, the main marketing efforts of the Company are directed towards the BSP Rewards program. We look for clients who have the ability to quickly expand the BSP membership base to a much greater participating group, which would greatly enhance our potential revenue stream through the utilization of our internet mall.

Our Challenges

Our ability to successfully operate our business and achieve our goals and strategies is subject to numerous challenges and risks as discussed more fully in the section titled “Risk Factors,” including for example:

•	any failure to expand our operations and web presence to sufficiently meet our customers’ demands and our ability to attract new clients;

•	any inability to effectively manage rapid growth and accurately project market demand for our product offerings;

•	risks associated with future investments or acquisitions;

•	economic, political, regulatory, legal and foreign exchange risks associated with web-based enterprises;

•	any loss of key members of our senior management; and

•	unexpected changes in economic situations or legal environment.

You should read and consider the information set forth in “Risk Factors” and all other information set forth in this filing.

DubLi

Business of DubLi

CG was organized in Cyprus on March 17, 2009, as a holding company for the DubLi companies, which commenced doing business in October 2008. Prior to that time, the persons and companies now associated with DubLi carried on various internet auction activities, including reverse auctions and traditional auctions of the kind maintained by eBay. DubLi’s financial and operations full-service provider, Lenox Logistik und Service GmbH, is located in Berlin, Germany.

CG owns, directly or indirectly, the following subsidiaries:

•	Lenox Resources, LLC, a Delaware limited liability company. This company holds DubLi’s intellectual property, primarily its trademark, domains and technologies.

•	DUBLI NETWORK, Ltd., a British Virgin Islands limited company, operates DubLi’s network with its business associates.

•	DUBLICOM, Ltd., a Cyprus limited company. DUBLICOM, Ltd., runs DubLi’s auction websites.

•

Lenox Logistik und Service GmbH is a German corporation which is responsible for the fulfillment of products purchased on the DubLi auction site. Lenox Logistik also operates DubLi’s European headquarters in Berlin and employs 22 persons, who are collectively responsible for DubLi’s accounting, marketing and purchasing activities.

•	DubLi Logistics, LLC, a Delaware limited liability company. This company is responsible for fulfillment of orders placed from North and middle America (United States, Mexico, Puerto Rico, Canada).

DubLi is a worldwide online trading firm composed of two very unique and individual business models:DubLi.com, a reverse auction and fun shopping portal for high level branded merchandise, and DubLi Network, the business opportunity where Business Associates can establish their own business in the market of direct sales and affiliate marketing.

DubLi.com’s reverse auction and fun shopping portal hosts only high quality inventory (brand new, newest model, full warranty) from the world’s leading manufacturers. The key difference between a reverse auction and a traditional auction is that the price for an item in a traditional auction is continually driven up from bids placed by potential buyers, whereas in a reverse auction the price for an item is continually driven down. Brands featured in DubLi.com’s reverse auctions include, but are not limited to: iPod, Hewlett Packard, SONY, Samsung, Nintendo, Mini, Disney, Rolex, Louis Vuitton, Gucci and Burberry. The success behind DubLi.com reverse auction and fun shopping model lies in the formula of being able to drive down prices incrementally with single bids placed by the consumers until the price reaches a point where it provides good value to the buyer. DubLi.com includes a best price guarantee, assuring customers that they are buying products at a lower price than they could obtain from other name brand retail sellers.

The primary objective of DubLi’s reverse auction and fun shopping model is to provide equal opportunities for buyers on the web to profit from downward purchase pricing.

The affiliate marketing and direct sales program offered by the DubLi Network is a proactive effort to help DubLi’s Business Associates, as we explain below, to yield maximum returns on an internet business as well as to provide high quality goods and services to customers internationally. Since the U.S. debut of DubLi in 2008, thousands of Business Associates from around the world have joined the DubLi Network, and nearly 1.5 million consumers have participated in DubLi auctions.

DubLi Auctions

DubLi has two types of auctions which it operates on separate platforms for Europe and for North and middle America (United States, Mexico, Puerto Rico, Canada): Xpress and Unique Bid. Each auction is conducted by the customer’s buying credits, each of which can be purchased for US $0.80 (EUR $0.50) (a “Credit”), and using the credits both to view the current bid price for an item (“Xpress”), or to place a bid (“Unique Bid”).

In the Xpress auction, all articles are displayed with one starting price (which is the best market price) that is valid at the start of the auction. The actual price is concealed until the customer places a Credit. With each Credit placed, the price decreases by US $0.25 (EUR $0.20), so that the actual price is always less than the starting price, which is often a considerable savings. A customer may purchase the product at anytime at the price displayed.

In the Unique Bid auction, all auctions are presented for a limited time only. Customers can bid using any number of US $0.25 increments (for example, $1.00, $1.25, $1.50, and so on). The user who has placed the sole lowest bid at the end of the auction acquires the item. If, for example, a bidder places a bid of $1.75 and it is the sole and only bid at the time the auction closes, that customer can purchase the item for that price, because his would be the lowest and sole bid. However, if another user has also placed a bid of $1.75 in the course of the auction, the bid is no longer unique. If, for example, another bidder had placed a higher bid, but was the only bidder at that price, then that bidder would be awarded the item, notwithstanding that the sole bid was at a higher price. During the auction and if an auction results in a unique bid at its conclusion, the user with the lowest single bid informed by e-mail. The final buyer can subsequently order and pay for the auction item in the buyer’s member area. Final prices include sales tax and shipping charges. Goods are shipped by Lenox Logistik und Service GmbH (Europe) or DubLi Logistics LLC (American). Items are sent as soon as payment has been received. A single user may be the only final buyer in up to five Unique Bid auctions in one month.

Once a member has placed five (5) final bids (both lowest and unique), further bids are no longer accepted. As soon as this user has been underbid in an auction, the placement of further bids is automatically accepted, until the maximum number of five (5) successful final bids has been attained. Once a user has been successful in an auction, he or she may only participate in four (4) further auctions. The number of successful auctions, as well as the number of remaining auctions available in which to participate, can be accessed at anytime. At the beginning of a new calendar month, the maximum number of five (5) successful auctions is available to a user once again. The user knows how many auctions are available to him or her by looking in DubLi’s member area.

All of the items auctioned by DubLi are first quality (brand new, newest model, full warranty) and, often, very expensive. For example, DubLi may auction a Mercedes automobile or a Harley-Davidson. These items, when successfully bid upon and purchased, are most always purchased for a price much lower than any available retail market purchase. DubLi receives not only the payment for the item by the successful bidder, but also receives payment for all of the Credits paid by its customers during the auction. In most instances, a bidder will go through the bidding process a multiple of times, as well as countless other bidders. Accordingly, in a successful auction, DubLi realizes more than the price which it paid for an item. Substantially all items purchased by DubLi are purchased on the open market, without any discount, at an open market price, as any consumer purchase, although in the future DubLi may work with wholesalers or retailers to purchase items for less than they can be purchased by the average customer.

DubLi Partner Program

DubLi offers a partner package and program to companies, associations, affinity groups and non-profit organizations (which it refers to as a “White label solution”). Using the Partner Program, these groups can, through DubLi, open and utilize a convenient and profitable auction portal. Each partner earns a thirty percent (30%) commission on all Credits sold (which is DubLi’s term for its revenue share model). Using the Partner Program gives participating organizations a professional web presence, access to products offered on the auction portal through DubLi, and the use of DubLi to complete all customer purchase processes. DubLi provides a variety of ready-made templates that can be customized to the individual requirements of any organization, including the use of the organization’s URL. The look and feel of the auction portal makes it appear as though it were created by the organization itself. The DubLi system requires no programming skills on the part of the organization.

DubLi Network, Ltd.

DubLi operates a program for persons who join the DubLi network as independent business associates, which it refers to as “BA’s” or “Business Associates.” DubLi believes that Business Associates have a global potential for earning significant income with the DubLi business model. To start, an applicant must register with the DubLi Network by filling out an online Business Associate Application and Agreement and purchase an e-Biz kit for US $175.00. The e-Biz kit is the only purchase required to become a DubLi Network Business Associate. All other purchases are optional. DubLi sells Credits to its Business Associates. Credits can be purchased by DubLi’s Business Associates, by retail customers, and by participants in DubLi’s Partner Program. Credit sales generate two types of commissions: retail commissions to the Business Associate that generates the sale and organization commissions to Business Associates who are uplined from the Business Associate generating the sale.

To earn retail commissions on retail customer purchases, a Business Associate must have wholesale Credits available in their DubLi account. Credits must be held in a Business Associate’s inventory to earn a commission on personal retail purchases from DubLi’s Shopping Mall. When a Business Associate’s personally sponsored retail customer places an order for Credits, the Credits are automatically deducted from the sponsoring Business Associate’s account and transferred to the retail customer’s account, and the Business Associate is eligible to earn retail commissions on the sale of those Credits. If a Business Associate does not have sufficient Credits in his account to cover the retail customer order, DubLi will supply the balance of Credits to fill the order, but the Business Associate will not be eligible to earn commissions on the Credits supplied by DubLi.

The amount of the retail commission earned by a Business Associate who is the sponsor of a retail customer varies from 5-25%. The actual percentage commission for which the Business Associate qualifies depends on the total amount of the Business Associate’s personal credit purchases that the Business Associate accumulates over a consecutive twelve-month period.

DubLi-BSP Shopping Mall

The combination of the Company and DubLi has enabled DubLi to use the Company’s BSP Shopping Mall in combination with its auction sites, Business Associates, and Partner Programs. The Company’s BSP Rewards subsidiary provides branded loyalty and reward webmalls and programs to both for-profit and not-for-profit companies and organizations and for online and in-store merchants.

Competition

DubLi believes that there are a number of companies engaging in reverse auctions. However, it does not believe that any of these companies presents significant competition to DubLi because DubLi has the following competitive advantages:

-	first mover’s effect (best high profile in the target market)

-	most advanced technology for our long term experience

-	best marketing mix to attract customers with DubLi Network, Partner Program, classic advertising

-	local marketing knowledge through Network sales force

-	strict concept in product selection (only top brands, brand new, newest models, full warranty)

-	prize guarantee

Officers and Directors of DubLi

The following persons are officers and, with the exception of Mr. Kusche, directors of DubLi, and will serve in the same capacities with the Company upon the Company’s filing of Schedule 14F-1 with the Securities and Exchange Commission:

Name	Age	Position(s)

Michael B. Hansen	39	President, Director

Kent L. Holmstoel	49	Chairman of the Board, Chief Operating Officer and a Director

Andreas Kusche	39	General Counsel

Michael B. Hansen has gained extensive experience from his work in internationally recognized creative environments. In 2003 he visualized the idea of DubLi as a powerful market player in the rapidly growing eCommerce market. Michael B. Hansen holds a degree as a mechanical engineer and worked in the late eighties and early nineties as a developer in the Danfoss Group. Later, he was recruited by LEGO and was responsible for its world development and designs. In 1996 Michael B. Hansen became self-employed and was the owner of a successful chain of franchise restaurants, which he sold in 1999 to pursue a career in the network marketing industry. He has twice managed to achieve the top position in US-based network marketing companies within the sectors of telecommunication and finance. Today, Michael oversees the direction of DubLi and acts as a motivator for the fast-growing number of Business Associates to ensure their continued success.

Kent L. Holmstoel. Mr. Holmstoel has a MA in finance and 25 years of top level management experience. He has for more than a decade worked as a strategic advisor and board member in fast-growing international companies. He has prior experience as managing director in an IT company and was recently a director of OIB International. He is also a recognized author on financial subjects.

Andreas Kusche studied at Humboldt University in Berlin, as well as at the University of Alicante in Spain. He launched the German film production service company “screenart” in 2000 and was a consultant to an international film fund. After completing his law studies with the federal state examination of Germany in 2004, he applied for admission as an attorney and joined the Härting law firm, specialists for media law. in Berlin from 2004 to 2007. There he worked, among other things, in the fields of national and international tax law, and completed the tax law examination successfully. He has over seven years experience in advising media production companies, and was especially active in the fields of media finance and media funds.

Property

CG’s subsidiary, Lenox Logistik, rents 6,400 square feet at its headquarters in Berlin, Germany, at a cost of $11,200 per month, plus VAT, pursuant to a five-year lease ending October 31, 2014. The principal officers and some additional employees of CG commenced relocating to South Florida in February 2010. The Company has leased 10,476 square feet in Boca Raton, Florida, for its global headquarters.

Employees

CG has twenty-two (22) employees, excluding its general counsel, president, chief operating officer and the Director of Marketing. CG also employs consultants on an as-needed basis.

Employment Agreements

CG has employment agreements with Messrs. Hansen, Holmstoel, Kusche, and Mrs. Betina Sørensen. Each of these contains a standard non-competition provision and each has a term of three (3) years, with automatic one (1) year extensions terminable on ninety (90) days’ written notice. The Company has agreed to assume these agreements, copies of which appear as Exhibit 10.3 through 10.6 to this Current Report.

THE MERGER

Representatives of the Company first met with representatives of DubLi on October 18, 2008, in Atlanta. In that meeting the parties had a preliminary business discussion concerning the potential business which they could do together. Present at the first meeting were Messrs. Berns, Holmstoel and Hansen.

On November 10, 2008, the same persons met and discussed MediaNet’s building a branded mall for DubLi’s auction site.

On November 18, 2008, DubLi forwarded a mall agreement to MediaNet. Mr. Hansen visited MediaNet’s offices on February 19, 2009, and, again on April 9, 2009. The parties discussed potential joint business opportunities on both of those occasions.

On May 11, 2009, MediaNet launched its DubLi mall. There then proceeded a series of discussions by telephone and e-mail which resulted in a letter of intent being jointly drafted on June 24, 2009.

On June 16 and 17, 2009, Mr. Berns met with Messrs. Holmstoel and Hansen to discuss a possible merger between the two companies.

On July 7, 2009, MediaNet and DubLi signed a letter of intent for a business combination between the two companies. Pursuant to that letter, DubLi agreed to loan MediaNet $400,000, with $100,000 delivered at signing of the letter of intent, $150,000 to be delivered at signing of a definitive combination agreement, and the balance of $150,000 to be delivered at closing of the combination. The first $100,000 loan was funded on July 9, 2009. After due diligence by MediaNet’s Chief Financial Officer, auditor, and outside counsel at DubLi’s offices in Berlin, Germany, in August and September 2009, MediaNet agreed to complete the combination.

On August 10, 2009, MediaNet’s Board of Directors met to consider the proposed terms of the combination between MediaNet and DubLi, and approved the terms of the combination substantially in its final form.

At the August 10, 2009, meeting of the Board of Directors, Mr. Berns, who was then the Chief Executive Officers of MediaNet, described the background and history of the discussions and negotiations between MediaNet and DubLi. He discussed the negotiations between management of the two companies with respect to the proposed combination, including the valuation of both companies and the process by which management had determined that the fair division of MediaNet’s common stock on a post-combination basis would be 90% to the owners of DubLi and 10% to MediaNet’s shareholders. Mr. Berns stated that in his view there would be no other buyer for MediaNet, that the business and philosophy of DubLi were uniquely symbiotic with the Company’s business philosophy and that, in his opinion, the DubLi transaction represented the only transaction available to MediaNet which would allow it to continue and, in time, possibly grow.

Mr. Berns noted that MediaNet had existed largely through the sale of its equity securities and loans by existing shareholders. He said that the shareholder lenders which included Mr. Berns may not be willing to continue their financial support of the Company. He further advised the Board that he did not believe that there were any other financing sources available to MediaNet and that, accordingly, MediaNet could not continue for any material time unless the DubLi transaction were completed. He advised the Board of the proposed loan by DubLi to MediaNet, and that $100,000 of the loan amount had already been delivered to MediaNet. He stated that, in his opinion, without the financial commitment of DubLi, MediaNet would not be able to complete the DubLi transaction and, further, in all likelihood be forced to liquidate in the very near future.

The Board then discussed whether MediaNet should try to find other buyers, whether there was any realistic possibility that another buyer could be found on a timely basis or at all, and whether under MediaNet’s circumstances it would be appropriate to obtain a third party fairness opinion. After discussion, the Board determined that the unique business of MediaNet made it highly unlikely that a third party buyer could be found for MediaNet’s business and that, in addition, there was little likelihood that even assuming MediaNet had substantial value, the value could be measured with any degree of certainty by an independent investment or other advisor. Mr. Berns also noted that the amount to be paid for any fairness opinion or the process of soliciting other bids for MediaNet would be inappropriate, particularly given MediaNet’s financial condition and the likelihood that any such process would not result in a different valuation or any reasonable offer.

The Board determined to accept the findings of management with respect to the likely unavailability of any other third party offer to MediaNet or its business, as to the possibility of equity or debt financing, and as to the fairness of the terms agreed to between MediaNet and DubLi. Thereafter, the Board approved the combination with DubLi on the terms described by Mr. Berns.

DubLi determined to combine with MediaNet to take advantage of MediaNet’s shopping mall platform, management, marketing and technological expertise, and MediaNet’s strategic vision and growth which DubLi perceived could come from DubLi’s being part of a publicly-traded company in the United States. In particular, in DubLi’s view, DubLi’s concept of an online auction dedicated to what it calls “fun shopping” could be greatly expanded using MediaNet’s mall platform, which, if DubLi were to attempt to recreate that platform, would be, in DubLi’s opinion, extremely costly.

Although DubLi had entered into a mall agreement with MediaNet, DubLi wanted to have total control over the MediaNet-DubLi mall, and accordingly determined the only way to do that was to combine with MediaNet. DubLi valued the opportunities available to it through MediaNet to be worth 10% of the equity in the combined entity. DubLi did not retain an investment banker or receive a fairness opinion in connection with its valuation of the MediaNet-DubLi transaction, and relied on DubLi’s management expertise in determining to proceed with the transaction. The combination was approved by DubLi’s sole shareholder and by DubLi’s directors.

Additional information with respect to the terms of the Merger is set forth under the caption “Summary—Background.”

RISK FACTORS

Risk Factors Related to MediaNet

WE HAVE AN OPERATING HISTORY OF CONTINUOUS LOSSES. WE ARE SUBJECT TO ALL THE RISKS ASSOCIATED WITH THE FORMATION OF A NEW BUSINESS, INCLUDING POSSIBLE FAILURE TO ACHIEVE OR SUSTAIN PROFITABILITY, WHICH WOULD ADVERSELY AFFECT THE VALUE OF THE COMPANY AND THE MARKET VALUE OF OUR SHARES OF COMMON STOCK.

We are subject to all of the substantial risks inherent in the commencement of a new business enterprise. New enterprises in the early stage may encounter financial and operational difficulties and intense competition and failure to become profitable. There can be no assurance that we will achieve our business objectives, or that we will produce significant levels of revenues or achieve sustainable profitability. Our prospects must be considered in light of the risks, expenses, difficulties and delays frequently encountered in connection with a developing business, the development and commercialization of Internet websites based on innovative technology, and the high level of competition in the industry in which we operate. Additionally, we will be subject to all the risks incident to a rapidly developing business. Prospective investors should consider the frequency with which relatively newly developed and/or expanding businesses encounter unforeseen expenses, difficulties, complications and delays, as well as such other factors as competition with substantially larger companies.

THE PORTIONS OF OUR BUSINESS WHICH ARE RELATED TO REWARD PROGRAMS, ONLINE COMMERCE AND THE INTERNET ARE VERY COMPETITIVE. THERE IS NO ASSURANCE THAT WE WILL BE ABLE TO SUCCESSFULLY COMPETE IN THOSE MARKETS, WHICH WOULD ADVERSELY AFFECT OUR ABILITY TO ACHIEVE OR SUSTAIN PROFITABILITY.

The online commerce market is rapidly evolving and intensely competitive. We expect competition to intensify in the future because barriers to entry are minimal, and current and new competitors can launch new web sites at a relatively low cost. There are a multitude of “brand your own web site” companies and software products available and every site on the web will compete for attention with those which we create and maintain on behalf of our customers. In addition, all categories of the Internet and rewards industries are intensely competitive. There are many loyalty/reward programs covering virtually every industry and product. These programs range from individual retail establishments to major corporations, to branded reward programs. Although we believe we can establish a niche as a provider of high quality portals and rewards program, we will still be competing for funding and will face intense competition from many other entities with greater experience and financial resources than we have.

As a result, there can be no assurance that we will be able to compete successfully to the extent necessary to significantly expand our business and achieve profitability.

THE INTERNET AND ONLINE COMMERCE INDUSTRY ARE CHARACTERIZED BY RAPIDTECHNOLOGICAL CHANGE. WE MAY BE UNABLE TO COMPETE SUCCESSFULLY OR TO REMAIN COMPETITIVE UNLESS WE ARE ABLE TO DEVELOP NEW PRODUCTS OR ADAPT EXISTING PRODUCTS TO NEW TECHNOLOGIES. IF WE ARE UNABLE TO DO SO, IT WOULD ADVERSELY AFFECT OUR ABILITY TO REACH OR MAINTAIN PROFITABILITY.

To remain competitive, we must continue to enhance and improve the responsiveness, functionality and features of the web malls and Internet portals we market and sell. The Internet and the online commerce industry are characterized by rapid technological change, changes in user and customer requirements and preferences and frequent product and service introductions.

If competitors introduce products and services embodying new technologies or if new industry standards and practices emerge, then our existing web sites, proprietary technology and systems may become obsolete. Our future success will depend on our ability to do the following:

•	license and/or internally develop leading technologies useful in our business;

•	enhance our existing services;

•	develop new services and technology that address the increasingly sophisticated and varied needs of our prospective customers; and

•	respond to technological advances and emerging industry standards and practices on a cost-effective and timely basis.

The development of our web sites and other proprietary technology entails significant technical and business risks. We may use new technologies ineffectively or we may fail to adapt our web sites, proprietary technology and transaction processing systems to customer requirements or emerging industry standards. If we do not continue to improve and update our services and continue to introduce new services, products and enhancements, we may lose customers or fail to attract new customers. Losing existing customers or failing to attract new customers would delay or adversely affect our ability to reach or maintain profitability.

OUR RAPID EXPANSION COULD SIGNIFICANTLY STRAIN OUR RESOURCES, MANAGEMENT AND OPERATIONAL INFRASTRUCTURE WHICH COULD IMPAIR OUR ABILITY TO MEET INCREASED DEMAND FOR OUR PRODUCTS AND HURT OUR BUSINESS RESULTS.

To accommodate our anticipated growth, we will need to expend capital resources and dedicate personnel to implement and upgrade our accounting, operational and internal management systems and enhance our record keeping and contract tracking system. Such measures will require us to dedicate additional financial resources and personnel to optimize our operational infrastructure and to recruit more personnel to train and manage our growing employee base.

If we cannot successfully implement these measures efficiently and cost-effectively, we will be unable to satisfy the demand for our products, which will impair our revenue growth and hurt our overall financial performance.

IF WE CANNOT KEEP PACE WITH MARKET CHANGES AND PRODUCE IMPROVED WEB SITES WITH NEW TECHNOLOGIES IN A TIMELY AND COST-EFFICIENT MANNER TO MEET OUR CUSTOMERS’ REQUIREMENTS AND PREFERENCES, THE GROWTH AND SUCCESS OF OUR BUSINESS WILL BE HINDERED.

The Internet market is characterized by increasing demand for new and advanced technologies, evolving industry standards, intense competition and wide fluctuations in product supply and demand. If we cannot keep pace with market changes and produce web site products incorporating new technologies in a timely and cost-efficient manner to meet our customers’ requirements and preferences, the growth and success of our business will suffer.

From time to time, new products, product enhancements or technologies may replace or shorten the life cycles of our products or cause our customers to defer purchases of our existing products.

WE MAY BE EXPOSED TO POTENTIAL RISKS RELATING TO OUR INTERNAL CONTROLS OVER FINANCIAL REPORTING AND OUR ABILITY TO HAVE THE OPERATING EFFECTIVENESS OF OUR INTERNAL CONTROLS ATTESTED TO BY OUR INDEPENDENT AUDITORS.

As directed by Section 404 of the Sarbanes-Oxley Act of 2002, or SOX 404, the SEC adopted rules requiring public companies to include a report of management on the Company’s internal controls over financial reporting in their annual reports, including Form 10-K. We are subject to this requirement commencing with our fiscal year ended September 30, 2008 and a report of our management is included under Item 9A of this Annual Report on Form 10-K. In addition, SOX 404 requires the independent registered public accounting firm auditing a company’s financial statements to also attest to and report on the operating effectiveness of such company’s internal controls. However, this annual report does not include an attestation report because under the current law, we will not be subject to these requirements until our annual report for the fiscal year ending September 30, 2010. We can provide no assurance that we will comply with all of the requirements imposed thereby. There can be no assurance that we will receive a positive attestation from our independent auditors. In the event we identify significant deficiencies or material weaknesses in our internal controls that we cannot remediate in a timely manner or we are unable to receive a positive attestation from our independent auditors with respect to our internal controls, investors and others may lose confidence in the reliability of our financial statements.

Risk Factors that may Affect Results of Operations and Financial Condition

The risks and uncertainties described below are not the only ones facing us. Other events that we do not currently anticipate or that we currently deem immaterial also may affect our results of operations and financial condition.

Our Operating Results may Fluctuate

Our operating results have varied on a quarterly basis during our operating history. Our operating results may fluctuate significantly as a result of a variety of factors, many of which are outside our control. Factors that may affect our operating results include the following:

•	our ability to retain an active user base, attract new users;

•	our ability to increase activity of the users of our web malls;

•	the amount and timing of operating costs and capital expenditures relating to the maintenance and expansion of our businesses, operations, and infrastructure;

•

general economic conditions, including higher inflation, the possibility of a recession in the U.S. and interest rate fluctuations, as well as those economic conditions specific to the Internet and ecommerce industries;

•	regulatory and legal actions imposing obligations on our businesses or our users;

•	the actions of our competitors, including the introduction of new sites, services, products and technologies;

•	consumer confidence in the safety and security of transactions using our websites or technology;

•	the cost and availability of online and traditional advertising, and the success of our brand building and marketing campaigns;

•	our ability to develop product enhancements, programs, and features at a reasonable cost and in a timely manner;

•	our ability to upgrade and develop our systems, infrastructure, and customer service capabilities;

•	technical difficulties or service interruptions involving our websites or services provided to us or our users by third parties;

•	our ability to comply with the requirements of entities whose services are required for our operations, such as credit card associations and banks;

•	our ability to attract new personnel in a timely and effective manner and to retain key employees;

•

continued consumer acceptance of the Internet as a medium for commerce and communication in the face of increasing publicity about fraud, spoofing, phishing, viruses, spyware, and other dangers of the Internet.

Risks Related to the Market for Our Stock

THE MARKET PRICE OF OUR COMMON STOCK IS VOLATILE, LEADING TO THE POSSIBILITY OF ITS VALUE BEING DEPRESSED AT A TIME WHEN YOU WANT TO SELL YOUR HOLDINGS.

The market price of our common stock is volatile, and this volatility may continue. For instance, between January 1, 2008 and September 30, 2009, the closing bid price of our common stock, as reported on the markets on which our securities have traded, ranged between $0.03 and $0.28. Numerous factors, many of which are beyond our control, may cause the market price of our common stock to fluctuate significantly. These factors include:

•	our earnings releases, actual or anticipated changes in our earnings, fluctuations in our operating results or our failure to meet the expectations of financial market analysts and investors;

•	changes in financial estimates by us or by any securities analysts who might cover our stock;

•	speculation about our business in the press or the investment community;

•	significant developments relating to our relationships with our customers or suppliers;

•	stock market price and volume fluctuations of other publicly traded companies and, in particular, those that are in the web-based industry;

•	customer demand for our products;

•	general economic conditions and trends;

•	major catastrophic events;

•	changes in accounting standards, policies, guidance, interpretation or principles;

•	loss of external funding sources;

•	sales of our common stock, including sales by our directors, officers or significant stockholders;

•	additions or departures of key personnel.

Moreover, securities markets may from time to time experience significant price and volume fluctuations for reasons unrelated to operating performance of particular companies. These market fluctuations may adversely affect the price of our common stock and other interests in our company at a time when you want to sell your interest in us.

IT MAY BE DIFFICULT FOR OUR SHAREHOLDERS TO SELL THEIR SHARES BECAUSE OF A LIMITED TRADING MARKET AND BECAUSE OF RESTRICTIONS IMPOSED BY THE PENNY STOCK RULES, WHICH MAY REDUCE OR ELIMINATE THE ABILITY TO REALIZE A PROFIT FROM THE SALE OF YOUR SHARES.

There is a limited trading market for the shares and there can be no assurance that an active trading market will develop, or, if such a market does develop, that it will be sustained. The trading market is subject to rules adopted by the Securities and Exchange Commission that regulate broker-dealer practices in connection with transactions in “penny stocks.” Penny stocks are generally equity securities with a price of less than $5.00, except for securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in those securities is provided by the exchange or system. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from those rules, to make a special written determination that the penny stock is a suitable investment for the purchaser and to receive the purchaser’s written acknowledgment of the receipt of a risk disclosure statement, a written agreement to transactions involving penny stocks, and a signed and dated copy of a written suitability statement. These disclosure requirements will have the effect of making it more difficult for an active trading market in the Shares to be created or sustained. Since there is only a limited trading market in the Shares, holders of the Shares may have difficulty selling their shares which may reduce or eliminate their ability to realize a profit from the sale of their shares.

WE DO NOT INTEND TO PAY DIVIDENDS ON SHARES OF OUR COMMON STOCK FOR THE FORESEEABLE FUTURE.

We have never declared or paid any cash dividends on shares of our common stock. We intend to retain any future earnings to fund the operation and expansion of our business and, therefore, we do not anticipate paying cash dividends on shares of our common stock in the foreseeable future.

THE RIGHTS OF THE HOLDERS OF COMMON STOCK MAY BE IMPAIRED BY THE POTENTIAL ISSUANCE OF PREFERRED STOCK.

Our board of directors has the right, without stockholder approval, to issue preferred stock with voting, dividend, conversion, liquidation or other rights which could adversely affect the voting power and equity interest of the holders of common stock., which could be issued with the right to more than one vote per share, could be utilized as a method of discouraging, delaying or preventing a change of control. The possible impact on takeover attempts could adversely affect the price of our common stock. Although we have no present intention to issue any additional shares of preferred stock or to create any new series of preferred stock, we may issue such shares in the future.

FAILURE TO ACHIEVE AND MAINTAIN EFFECTIVE INTERNAL CONTROLS IN ACCORDANCE WITH SECTION 404 OF THE SARBANES-OXLEY ACT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR BUSINESS AND OPERATING RESULTS AND STOCKHOLDERS COULD LOSE CONFIDENCE IN OUR FINANCIAL REPORTING.

Internal controls are necessary for us to provide reliable financial reports and effectively prevent fraud. If we cannot provide reliable financial reports or prevent fraud, our operating results could be harmed. Under the current SEC regulations, we will be required to include an auditor’s report on internal controls over financial reporting for the year ended September 30, 2010. Failure to achieve and maintain an effective internal control environment, regardless of whether we are required to maintain such controls, could also cause investors to lose confidence in our reported financial information, which could have a material adverse effect on our stock price. Although we are not aware of anything that would impact our ability to maintain effective internal controls, we have not obtained an independent audit of our internal controls, and, as a result, we are not aware of any deficiencies which would result from such an audit.

Further, at such time as we are required to comply with the internal controls requirements of Sarbanes Oxley, we may incur significant expenses in having our internal controls audited and in implementing any changes which are required.

BECAUSE WE MAY BE SUBJECT TO THE “PENNY STOCK” RULES, YOU MAY HAVE DIFFICULTY IN SELLING OUR COMMON STOCK.

Because our stock price is less than $5.00 per share, our stock may be subject to the SEC’s penny stock rules, which impose additional sales practice requirements and restrictions on broker-dealers that sell our stock to persons other than established customers and institutional accredited investors. The application of these rules may affect the ability of broker-dealers to sell our common stock and may affect your ability to sell any common stock you may own.

According to the SEC, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include:

•	Control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;

•	Manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases;

•	“Boiler room” practices involving high pressure sales tactics and unrealistic price projections by inexperienced sales persons;

•	Excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and

•

The wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the inevitable collapse of those prices with consequent investor losses.

AS AN ISSUER OF “PENNY STOCK” THE PROTECTION PROVIDED BY THE FEDERAL SECURITIES LAWS RELATING TO FORWARD LOOKING STATEMENTS DOES NOT APPLY TO US.

Although the federal securities laws provide a safe harbor for forward-looking statements made by a public company that files reports under the federal securities laws, this safe harbor is not available to issuers of penny stocks. As a result, if we are a penny stock, we will not have the benefit of this safe harbor protection in the event of any claim that the material provided by us contained a material misstatement of fact or was misleading in any material respect because of our failure to include any statements necessary to make the statements not misleading.

OUR STOCK PRICE MAY BE AFFECTED BY OUR FAILURE TO MEET PROJECTIONS AND ESTIMATES OF EARNINGS DEVELOPED EITHER BY US OR BY INDEPENDENT SECURITIES ANALYSTS.

Although we do not make projections relating to our future operating results, our operating results may fall below the expectations of securities analysts and investors. In this event, the market price of our common stock would likely be materially adversely affected.

THE VOLATILITY OF AND LIMITED TRADING MARKET IN OUR COMMON STOCK MAY MAKE IT DIFFICULT FOR YOU TO SELL OUR COMMON STOCK FOR A POSITIVE RETURN ON YOUR INVESTMENT.

The public market for our common stock has historically been very volatile. Any future market price for our shares is likely to continue to be very volatile. Further, our common stock is not actively traded, which may amplify the volatility of our stock. These factors may make it more difficult for you to sell shares of common stock.

DUBLI MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

All references under this caption to the “Company,” “we,” “our” and “us” for periods prior to the closing of the Agreement refer to CG Holdings Limited and Subsidiaries /or DubLi, and references to the “Company,” “we,” “our” and “us” for periods subsequent to the closing of the Agreement refer to Medianet Group Technologies, Inc. and its subsidiaries.

The following discussion highlights the principal factors that have affected our financial condition and results of operations as well as our liquidity and capital resources for the periods described. This discussion contains forward-looking statements. Please see “Special cautionary statement concerning forward-looking statements” and “Risk factors” for a discussion of the uncertainties, risks and assumptions associated with these forward-looking statements. The operating results for the periods presented were not significantly affected by inflation.

The discussion set forth below is based on the audited financial statements of CG Holdings Limited as of September 30, 2009 as it was CG Holdings Limited initial year of operations.

FORWARD LOOKING STATEMENTS

Certain statements in this report, including statements of our expectations, intentions, plans and beliefs, including those contained in or implied by “Management’s Discussion and Analysis” and the Notes to Consolidated Financial Statements, are “forward-looking statements”, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the ”Exchange Act”), that are subject to certain events, risks and uncertainties that may be outside our control. The words “believe”, “expect”, “anticipate”, “optimistic”, “intend”, “will”, and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update or revise any forward-looking statements. These forward-looking statements include statements of management’s plans and objectives for our future operations and statements of future economic performance, information regarding our expansion and possible results from expansion, our expected growth, our capital budget and future capital requirements, the availability of funds and our ability to meet future capital needs, the realization of our deferred tax assets, and the assumptions described in this report underlying such forward-looking statements. Actual results and developments could differ materially from those expressed in or implied by such statements due to a number of factors, including, without limitation, those described in the context of such forward-looking statements, our expansion and acquisition strategy, our ability to achieve operating efficiencies, our dependence on network infrastructure, capacity, telecommunications carriers and other suppliers, industry pricing and technology trends, evolving industry standards, domestic and international regulatory matters, general economic and business conditions, the strength and financial resources of our competitors, our ability to find and retain skilled personnel, the political and economic climate in which we conduct operations and the risk factors described from time to time in our other documents and reports filed with the Securities and Exchange Commission (the “Commission”). Additional factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to:

1) our ability to successfully market the auction websites on a timely basis and in the prescribed condition; 2) our ability to compete effectively with other companies in the same industry; 3) our ability to raise sufficient capital in order to effectuate our business plan; and 4) our ability to retain our key executives.

CRITICAL ACCOUNTING POLICIES

Revenue recognition

The Company recognizes revenue on arrangements in accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements’ and No. 104, “Revenue Recognition”. In all cases, revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed and collectability of the resulting receivable is reasonably assured. Product sales and shipping revenues, net of promotional discounts, rebates, and return allowances, are recorded when the products are shipped and title passes to customers. Retail sales to customers are made pursuant to a sales contract that provides for transfer of both title and risk of loss upon our delivery to the carrier. Return allowances, which reduce product revenue, are estimated using historical experience. Revenue from product sales and services rendered is recorded net of sales taxes. Our comprehensive revenue recognition policy with reference to each revenue stream is to recognize income when the Company has completely performed its obligations to deliver goods or rendered services to customers. The Company has a single revenue source and several payment streams.

As to the sale of merchandise, since we have the inventory and credit risks, we recognized the gross sales upon receipt of payment and the shipping of the merchandise from our various locations to the consumer.

DubLi has two types of auctions which it operates on separate platforms for Europe and for North and Middle America (United States, Mexico, Puerto Rico, Canada): Xpress and Unique Bid. Each auction is conducted by the customer’s buying credits, each of which can be purchased for US $0.80 (EUR $0.50) (a “Credit”), and using the credits both to view the current bid price for an item (“Unique Bid”), or to place a bid (“Xpress”).

In the Xpress auction, all articles are displayed with one starting price (which is the best market price) that is valid at the start of the auction. The actual price is concealed until the customer places a Credit. With each Credit placed, the price decreases by US $0.25 (EUR $0.20), so that the actual price is always less than the starting price, which is often a considerable savings. A customer may purchase the product at anytime at the price displayed.

In the Unique Bid auction, all auctions are presented for a limited time only. Customers can bid using any number of US $0.25 increments. The user who has placed the sole lowest bid at the end of the auction acquires the item.

Unused credits are recognized as income ratable over a twelve (12) month period. This practice is known in the industry as “breakage”. Credits purchased, but unused by consumers are recorded on our books as “deferred revenue”. Credits purchased are classified for financial presentation to our liability account (deferred revenue) as long as the consumer does not use them to make bids on our internet auctions for a period of twelve (12) months. If a consumer uses the credits to bid on our internet auctions for merchandise, on the event the item on the auction has a winning bid and the merchandise is shipped, the liability account (deferred revenue) is reduced accordingly. The “breakage” is recognized by the Company by debiting the deferred revenue payable and crediting the revenue account, thus reflecting the income due to breakage.

Inventories

The inventory represents merchandise purchased at cost.

Inventories are stated at lower of cost or market. Cost is determined on the first-in, first-out basis.

Commissions Earned By Business Associates

An independent business associate may earn commissions or incentive bonuses, based on retail volume on the execution and completion of the sales of the DubLi credits. Such commissions are based on the independent business associates retail sales volume and other members of the independent sales force who are sponsored by the business associate. In addition, such commissions are expensed when the DubLi credits are sold in the month of the actual sale. Management, from time to time, reviews this policy to determine that the estimate is in conformity with generally accepted accounting principles in the United States of America.

RESULTS OF OPERATIONS

Revenues

Revenues were $14,507,755 for the year ended September 30, 2009. The revenues consisted of sale of inventory through its two (2) primary auctions on the internet and the sale of DubLi Credits through its network marketing subsidiary.

We expect sales to increase during 2010 due to the enhancement of our auction websites and the increase in business associates.

Income / Loss

We had net income from continuing operations of $220,706 for the fiscal year ended September 30, 2009. In addition, we had a comprehensive net loss of ($1,773,755) as a result of the closure of one of our wholly owned subsidiaries consisting of a loss from operations of a discontinued segment of ($1,980,285).

We expect to gain more market share and remain profitable during the fiscal year of 2010 from continued operations as a result of improved auction websites, including a diverse and enlarged product mix and worldwide expansion along with the increase of business associates. However, there can be no assurance that we will achieve or maintain profitability, or that any revenue growth will take place in the future.

Expenses

Operating expenses for the twelve months ended September 30, 2009 were $4,258,764. The high operating expenses during the twelve (12) months ended September 30, 2008 were due primarily to high general administrative expenses for our initial year of operations.

Cost of Sales

We had $9,743,485 in cost of sales or approximately 67% of sales during the twelve (12) month period ended September 30, 2009. We expect the percentage of cost of sales as compared to revenues to stay somewhat consistent for the fiscal year of 2010 since these costs primarily were represented expenses for cost of inventory and commissions to business associates.

Impact of Inflation

We believe that inflation has had a negligible effect on operations during this period. We believe that we can offset inflationary increases in the cost of sales by increasing sales and improving operating efficiencies.

Liquidity and Capital Resources

(The initial year of Operations for CG Holdings Limited and Subsidiaries)

FISCAL YEAR FROM OCTOBER 1, 2008 TO SEPTEMBER 30, 2009

For the Year Ended September 30, 2009

Sales:	$14,507,755
Direct Cost of Revenues:	9,743,485
Operating Expenses:	4,258,764
Income from continuing Operations:	220,706
Loss From Discontinued Segment:	(1,980,285)
Comprehensive Loss:	(1,759,578)
Other Comprehensive loss:	(14,177)
Total Comprehensive Income (Loss):	$(1,773,755)

Cash flows used in operating activities were $2,714,820 for the period ended September 30, 2009.

Cash flows used in investing activities were $352,027 for the period ended September 30, 2009.

Overall, we have funded our cash needs from inception through September 30, 2009 with a series of loans (primarily from related parties from time to time) and equity transaction.

If we are unable to receive additional cash from our related parties, we may need to rely on financing from outside sources through debt or equity transactions.

Our related parties are under no legal obligation to provide us with capital infusions. Failure to obtain such financing could have a material adverse effect on operations and financial condition.

We had cash of $2,452,865 on hand as of September 30, 2009. Currently, we have enough cash to fund our operations for about six months. This is based on current cash flows from financing activities, working capital surplus and projected revenues. However, if the projected revenues fall short of needed capital we may not be able to sustain our capital needs. We will then need to obtain additional capital through equity or debt financing to sustain operations for an additional year. Modifications to our business plans may require additional capital for us to operate. For example, if we are unable to raise additional capital in the future we may need to curtail our number of product offers or limit our marketing efforts to the most profitable geographical areas. This may result in lower revenues and market share for us. In addition, there can be no assurance that additional capital will be available to us when needed or available on terms favorable to us.

On a long-term basis, liquidity is dependent on continuation and expansion of operations, receipt of revenues, and additional infusions of capital and debt financing. Our current capital and revenues are insufficient to fund such expansion. If we choose to launch such an expansion campaign, we will require substantially more capital. The funds to be raised will also be used to market our products and services as well as expand operations and contribute to working capital. However, there can be no assurance that we will be able to obtain additional equity or debt financing in the future, if at all. If we are unable to raise additional capital, our growth potential will be adversely affected and we will have to significantly modify our plans. For example, if we unable to raise sufficient capital to develop our business plan, we may need to:

•	Curtail new product launches

•	Limit our future marketing efforts to areas that we believe would be the most profitable.

As of September 30, 2009, cash and cash equivalents totaled $2,452,865. Additionally, at September 30, 2009, we had restricted cash of $722,230.

The working capital for the year ended September 30, 2009 was ($2,144,097), comprised of $2,577,168 of deferred revenue which represents unused DubLi Credits. Net cash provided by operating activities for the year amounted to $ 2,714,280. Net Cash used in investing activities amounted to $352,027. Net cash used by financing activities amounted to $104,249.

Critical Accounting Policies and Estimates

The discussion and analysis of CG Holdings Limited financial condition presented in this section are based upon the audited financial statements of CG Holdings Limited for the period ended September 30, 2009, which have been prepared in accordance with the generally accepted accounting principles in the United States. During the preparation of the financial statements, CG Holdings Limited was required to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities.

On an ongoing basis, CG Holdings Limited evaluates its estimates and judgments, including those related to investments, fixed assets, deferred revenue, income taxes and other contingencies. CG Holdings Limited bases its estimates on historical experience and on various other assumptions that it believes are reasonable under current conditions. Actual results may differ from these estimates under different assumptions or conditions.

In response to the SEC’s Release No. 33-8040, “Cautionary Advice Regarding Disclosure About Critical Accounting Policy,” CG Holdings Limited identified the most critical accounting principles upon which its financial status depends. CG Holdings Limited determined that those critical accounting principles are related to the use of estimates, inventory valuation, revenue recognition, income tax and impairment of intangibles and other long-lived assets. CG Holdings Limited presents these accounting policies in the relevant sections in this management’s discussion and analysis, including the Recently Issued Accounting Pronouncements discussed below.

Off-Balance Sheet Arrangements. CG Holdings Limited has not entered into any financial guarantees or other commitments to guarantee the payment obligations of any third parties. CG Holdings Limited has not entered into any derivative contracts that are indexed to CG Holdings Limited shares and classified as shareholder’s equity or that are not reflected in CG Holdings Limited financial statements. Furthermore, CG Holdings Limited does not have any retained or contingent interest in assets transferred to an unconsolidated entity that serves as credit, liquidity or market risk support to such entity. CG Holdings Limited does not have any variable interest in any unconsolidated entity that provides financing, liquidity, market risk or credit support to the Company or engages in leasing, hedging or research and development services with CG Holdings Limited.

Inflation. CG Holdings Limited believes that inflation has not had a material effect on its operations to date.

Income Taxes. CG Holdings Limited has adopted Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (SFAS 109). SFAS 109 requires the recognition of deferred income tax liabilities and assets for the expected future tax consequences of temporary differences between income tax basis and financial reporting basis of assets and liabilities. Provision for income taxes consists of taxes currently due plus deferred taxes. The charge for taxation is based on the results for the year as adjusted for items, which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Recently Issued Accounting Pronouncements

In September 2009, Financial Accounting Standards Board (“FASB”) issued ASC 605-25, Revenue Recognition - Multiple-Deliverable Revenue Arrangements. This guidance addresses how to separate deliverables and how to measure and allocate consideration to one or more units of accounting. Specifically, the guidance requires that consideration be allocated among multiple deliverables based on relative selling prices. The guidance establishes a selling price hierarchy of (1) vendor-specific objective evidence, (2) third-party evidence and (3) estimated selling price. This guidance is effective for annual periods beginning after December 15, 2009 but may be early adopted as of the beginning of an annual period. The Company is currently evaluating the effect that this guidance will have on its consolidated financial position and results of operations.

In June 2009, the FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162, now referred to as ASC 105-10, Generally Accepted Accounting Principles .   The FASB Accounting Standards Codification (“Codification”) will become the source of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. On the effective date of this statement, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative. This statement is effective for financial statements issued for interim and annual periods ending after September 30, 2009. The adoption of this statement did not have a material effect on the Company’s consolidated financial statements.

(To be included in ASC 810 “Consolidation”, SFAS No. 167 “Amendments to FASB Interpretation No. 46(R)”) SFAS No. 167 amends FASB Interpretation No. 46(R) “Consolidation of Variable Interest Entities regarding certain guidance for determining whether an entity is a variable interest entity and modifies the methods allowed for determining the primary beneficiary of a variable interest entity. The amendments include: (1) the elimination of the exemption for qualifying special purpose entities, (2) a new approach for determining who should consolidate a variable-interest entity, and (3) changes to when it is necessary to reassess who should consolidate a variable-interest entity. SFAS No. 167 is effective for the first annual reporting period beginning after November 15, 2009, with earlier adoption prohibited. The Company will adopt SFAS No. 167 in fiscal 2010 and does not anticipate any material impact on the Company’s financial statements.

In June 2009, the FASB issued SFAS No. 165, later codified in ASC 855-10, Subsequent Events. ASC 855-10 establishes general standards of for the evaluation, recognition and disclosure of events and transactions that occur after the balance sheet date. Although there is new terminology, the standard is based on the same principles as those that currently exist in the auditing standards.

The standard, which includes a new required disclosure of the date through which an entity has evaluated subsequent events, is effective for interim or annual periods ending after June 15, 2009. The adoption of ASC 855-10 did not have a material effect on the Company’s consolidated financial statements.

In April 2009, the FASB issued FASB Staff Position No. 107-1 and APB Opinion No. 28-1 (FSP 107-1 and APB 28-1), later codified in ASC 825-10-65-1, Interim Disclosures about Fair Value of Financial Instruments. FSP 107-1 and APB 28-1 require fair value disclosures in both interim, as well as annual, financial statements in order to provide more timely information about the effects of current market conditions on financial instruments.

FSP 107-1 and APB 28-1 became effective for the Company in the quarter ended July 31, 2009, and their adoption did not have a material impact on the Company’s consolidated financial statements.

VOTING SECURITIES

The Board of Directors fixed the close of business on December 14, 2009, as the record date for the determination of the common shareholders entitled to notice of the action by written consent.

Common Stock. At the record date, MediaNet had 50,000,000 shares of common stock authorized with a stated par value of $0.001, of which 27,303,652 shares of $0.001 par value common stock were issued and outstanding and 5,000,000 shares of preferred stock, $0.01 par value, all of which are designated as Series A Stock, were issued and outstanding. The holders of shares of common stock are entitled to one vote per share on matter to be voted upon by shareholders.  The holders of shares of common stock are entitled to receive pro rata dividends, when and if declared by the board in its discretion, out of funds legally available therefore, but only if dividends on preferred stock have bee paid in accordance with the terms of the outstanding preferred stock and there exists no deficiency in the sinking fund for the preferred stock.

Dividends on the common stock are declared by the Board of Directors. Payment of dividends on the common stock in the future, if any, will be subordinate to the preferred stock, must comply with the provisions of the Nevada Revised Statutes and will be determined by the Board of Directors. In addition, the payment of any such dividends will depend on the Company’s financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.

Series A Convertible Preferred Stock. The principal terms of the Series A Stock are as follows: The Series A Stock participates in any distribution of dividends, and in any liquidation proceeds, pari passu with holders of common stock on the basis of 54.7229736 shares of common stock for each share of Series A Stock. Each holder of outstanding shares of Series A Stock is entitled to 54.7229736 common shares for each share of Series A Stock held as of the record date for the determination of stockholders entitled vote at the meeting. Except as provided by Nevada Statutes, holders of Series A Stock vote together with the holders of common stock as a single class. In the event that the Company’s shareholders approve an increase in the Company’s authorized shares of common stock to not less than five hundred million (500,000,000) shares, each share of Series A Stock then outstanding shall automatically be converted into 54.7229736 shares of common stock without further action by the holders of the Series A Stock or the Company. The Company does not have reserved and available out of its currently authorized but unissued shares of common stock the number of shares of common stock that shall be sufficient to effect the conversion of all outstanding shares of Series A Stock.

DILUTION

The Amendment will allow the Company to issue additional shares of Common Stock, which issuances will be substantial, and additional shares of Preferred Stock. The issuance of any additional shares of Common Stock or Preferred Stock will have the effect of diluting the equity interests of existing shareholders and the earnings per share of existing shares of Common Stock. Such dilution may be substantial, depending upon the amount of shares issued.

We have a net tangible book value (deficit) of $2,518,229, or $-.09223 per share. Pro Forma net tangible book value per share represents our total tangible assets less our total liabilities divided by the number of shares of our common stock outstanding.

If all 273,614,868 new common shares are issued on conversion of the Preferred Stock, and 3,098,000 common shares are issued upon exercise of stock warrants, there would be a total of 304,016,520 shares issued and outstanding. If all of the warrants were exercised, the Company would receive net proceeds of $1,210,000 and the net tangible book value (deficit) would be $(1,308,229). Dividing our net worth (deficit) by the number shares outstanding discloses a per share book value (deficit) of approximately $-.004303 per share. The Company would receive no proceeds from the conversion of preferred stock to common stock.

The following table sets forth information on dilution to shareholders assuming 100% of the 273,614,868 common shares are issued upon conversion of the preferred shares and 3,098,000 shares are issued upon exercise of warrants:

Net tangible book value per share before new shares	$-.09223
Net tangible book value per share after new shares	$-.004303
Increase of net tangible book value after new shares	$.087927

The following table sets forth information on dilution to shareholders presuming only 100% of the preferred shares are converted to 273,614,868 shares of common stock:

Net tangible book value per share before new shares	$-.09223
Net tangible book value per share after new shares	$-.008368
Increase of net tangible book value after new shares	$.083862

ANTI-TAKEOVER EFFECTS OF AMENDMENT AND RESTATED ARTICLES.

Any conversion of outstanding Series A Convertible Preferred Stock would have the effect of increasing the number of outstanding shares of Common Stock and possibly delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company.  The Restated Articles authorize the issuance of serial preferred stock. The ability of the Board of Directors to issue such additional shares of serial preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a third party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. The ability of the Board of Directors to issue serial preferred stock could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

The Company does not have any other provisions in its articles or incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and the corporate actions are not being presented with the intent that it be utilized as a type of anti-takeover device.

OWNERSHIP OF OFFICERS, DIRECTORS AND PRINCIPAL SHAREHOLDERS

AS OF DECEMBER 14, 2009

The following table sets forth certain information concerning the ownership of the Company’s common and preferred stock as of December 14, 2009, with respect to: (i) each person known to the Company to be the beneficial owner of more than five percent (5%) of the Company’s common stock or preferred stock; (ii) all directors and executive officers; and (iii) all directors and executive officers of the Company as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of December 14, 2009, there were 27,303,652 shares of common stock and 5,000,000 shares of preferred stock issued and outstanding.

Title of Class	Name and Address of Beneficial Ownership	Amount and Nature of Beneficial Ownership (1)	% of Class	% of Common Shares Owned after Conversion of Preferred Stock

Common Stock	Martin A. Berns (2) 5200 Town Center Circle #601 Boca Raton, FL 33486	5,907,511	21.64%	1.963%

	Michael B Hansen (3)(4) Fanny — Zobel — Strasse 5 12435 Berlin Germany	-0-	0%	45.463%

	Kent L. Holmstoel (3)(4) Fanny — Zobel — Strasse 5 12435 Berlin Germany	-0-	0%	0%

	Steven Adelstein (2) 5200 Town Center Circle #601 Boca Raton, FL 33486	950,500	3.48%	.316%

	Andreas Kusche (4) Fanny — Zobel — Strasse 5 12435 Berlin Germany	-0-	0%	0%

	Alfred Fernandez (3) 5200 Town Center Circle #601 Boca Raton, FL 33486	410,000	1.50%	1.36%

	All Officers and Directors as a group (6 Persons)(4)	7,268,011	26.62%	49.102%

Preferred Stock	Michael B. Hansen (5) Fanny — Zobel — Strasse 5 12435 Berlin Germany	2,500,000	50.00%	45.463%

	Michel Saouma (5) Fanny — Zobel — Strasse 5 12435 Berlin Germany	2,500,000	50.00%	45.463%

___________

(1)

In accordance with Rule 13d-3, includes shares as to which each beneficial owner has voting or investment power. In accordance with Rule 13d-3, holders of preferred stock are not deemed to be beneficial owners of underlying common stock until such time as the Company increases its authorized shares of common stock by amendment of its Articles of Incorporation, at which time each share of preferred stock will be automatically converted into shares of common stock.

(2)	Director.
(3)	Officer.
(4)	Messrs. Hansen, Holmstoel, and Kusche will become directors upon the Company’s compliance with Rule 14f-1.
(5)

As of December 14, 2009, the Company had 5,000,000 shares of preferred stock issued and outstanding, all of which were held of record by ZEN Holding Group Limited (“ZEN”). These shares were issued to ZEN, the sole record owner of CG, in accordance with the Agreement. In accordance with Rule 13d-3, Michael B. Hansen, the Company’s President and Chief Executive Officer, beneficially owns a fifty percent (50%) interest in ZEN through Sara Alpha Ltd., a Cyprus trust company (“SA”) which is the sole record holder of MBD Investment Limited, a British Virgin Islands company. MBD is the record holder of a fifty percent (50%) interest in ZEN. The remaining 50% interest in ZEN is beneficially held by an individual, Michel Saouma, through SA. Mr. Hansen has advised the Company that at such time as the Company increases its authorized common shares to 500,000,000, he and Mr. Saouma will direct the Company to issue the 273,614,868 common shares issuable on conversion of the preferred shares to themselves and other individuals. Mr. Hansen will then be issued 66,853,232 shares, or 21.990%, of the Company’s common stock to be issued and outstanding; Mr. Holmstoel will be issued 13,680,743 common shares, or 4.500% of the Company’s common shares to be outstanding; and Mr. Kusche will be issued 608,032 common shares, or 0.200% of the Company’s then issued and outstanding common shares.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

The Amendment was unanimously approved by the directors of the Company. No director has informed the Company that he will oppose the Amendment. The increase in the authorized shares of Common Stock benefits every holder of Preferred Stock of the Company and a holder of any option or warrant of the Company in that it makes available to such holder sufficient shares of Common Stock to cover the conversion of their preferred stock or the exercise of their options or warrants. The directors of the Company hold warrants to purchase shares of Common Stock. In accordance with Rule 13d-3, Mr. Hansen beneficially owns 2,500,000 shares of preferred stock. Upon authorization of the increase in common shares to 500,000,000 shares, Messrs. Hansen, Holmstoel and Kusche will own the number and percentage of outstanding common shares set froth in footnote 5 under the caption “Ownership of Officers, Directors and Principal Shareholders.” As such, these directors, persons to be elected as directors, and officers, have a direct interest in the approval of the Amendment because it would make available shares of Common Stock to cover the conversion of the Preferred Stock or options to purchase shares of Common stock. Currently, and until the effectiveness of the Amendment, the Company does not have sufficient shares of Common Stock to cover all of its obligations to issue such shares upon conversion of the outstanding Preferred Stock or the exercise of options or warrants. Otherwise, and except in their capacity as shareholders, no person who has served as a director or executive officer of the Company since the beginning of the Company’s last fiscal year and no associate of any of them has any interest, direct or indirect, by security holdings or otherwise, in the amendment to the Articles of Incorporation referenced herein which is not shared by the majority of the shareholders.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, information statements and other information with the SEC. You may read and copy any reports, statements or other information that the Company has filed at the SEC’s public reference rooms at 100 F Street, NE, Washington, D.C., 20549. Please call the commission at (800) SEC-0330 for further information on the public reference rooms. The Commission also maintains a web site at www.sec.gov which reports information statements and other information (including this Information Statement) regarding the Company. The Common Stock is quoted on the Over the Counter Bulletin Board under the trading symbol “MEDG.”

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy and information statements with respect to two or more shareholders sharing the same address by delivering a single proxy or information statement, as applicable, addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy and information materials, delivering a single proxy or information statement, as applicable, to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or the Company’s transfer agent, Olde Monmouth Stock Transfer Co., Inc., that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. However, the Company will deliver promptly upon written or oral request a separate copy of this Information Statement to a shareholder at a shared address to which a single copy of this Information Statement was delivered. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy or information statement, or if you are receiving multiple proxy or information statements and would like to request delivery of a single proxy or information statement, please notify your broker if your shares are held in a brokerage account or Olde Monmouth Stock Transfer Co., Inc., if you hold registered shares. You can notify Olde Monmouth Stock Transfer Co., Inc., by sending a written request to Olde Monmouth Stock Transfer Co., Inc., 200 Memorial Parkway, Atlantic Highlands, New Jersey 07716, Telephone: (732) 872-2727.

INCORPORATION OF REPORTS FILED WITH THE

SECURITIES AND EXCHANGE COMMISSION

We incorporate by reference into this Information Statement the information in certain documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this information statement our Current Report on Form 8-K, as amended on February 4, 2010, and our annual report on Form 10-K for the period ended September 30, 2009. You may request a copy of these filings at no cost by writing or telephoning us at the following address:

MediaNet Group Technologies, Inc.

5200 Town Center Circle, Suite 601

Boca Raton, FL 33486

(561) 362-7704

As we obtained the requisite stockholder vote for the amendment to the Amendment described in this Information Statement upon delivery of written consent from the holder of a majority of our voting power. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this information statement carefully.

EXHIBIT INDEX

Exhibit A	Certificate of Amendment to the Articles of Incorporation

INDEX TO FINANCIAL STATEMENTS

CG Holdings Limited Financial Statements

Index to Financial Statements

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheet as of September 30, 2009 and 2008

Consolidated Statements of Operations for the Year ended September 30, 2009 and 2008

Consolidated Statements of Stockholders’ (Deficit) as of September 30, 2009 and 2008

Consolidated Statements of Cash Flows for the Year ended September 30, 2009 and 2008

Notes to the Consolidated Financial Statements

Pro Forma Financial Information

Introduction

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2009

Unaudited Pro Forma Consolidated Statements of Operations for the Year ended September 30, 2009

Unaudited Pro Forma Consolidated Statements of Operations for the Year ended September 30, 2008

Dated: February [__], 2010	By Order of the Board of Directors

/s/ Michael B. Hansen

Michael B. Hansen, President

Exhibit A

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

MEDIANET GROUP TECHNOLOGIES, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

Article Fourth is hereby amended to read in its entirety as follows:
"FOURTH. The Corporation shall be authorized to issue the following shares:

Class	Number of Shares	Par Value
Common	500,000,000	$0.001
Preferred	25,000,000	$0.01

The preferred stock may be issued in one or more series at the discretion of the Board of Directors. Each series shall have a distinctive designation which distinguishes that series from other series of preferred stock, and the designation shall fix the number of shares of such series and the preferences, rights and restrictions of that series."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 3-6-09

CG Holdings Limited and Subsidiaries

REPORT OF IN DEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of CG Holdings Limited and Subsidiaries (the “Company”)

We have audited the accompanying consolidated balance sheets of CG Holdings Limited and Subsidiaries (the “Company”) as of September 30, 2009 and September 30, 2008, and the related consolidated statements of operations, stockholders’ equity (deficit), and cash flows for the years end ended September 30, 2009 and September 30, 2008. CG Holdings Limited and Subsidiaries management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of CG Holdings Limited and Subsidiaries as of September 30, 2009 and September 30, 2008, and the results of its operations and its cash flows for the years ended September 30, 2009 and September 30, 2008 and in conformity with accounting principles generally accepted in the United States of America.

/s/Lake & Associates CPA’s LLC

Lake & Associates CPA’s LLC

January 26, 2010

1905 Wright Boulevard	20283 State Road 7, Suite 300
Schaumburg, IL 60193	Boca Raton, Florida 33498

Phone: 847-524-0800	Phone: 561.982.9874
Fax: 847-524-1655	Fax: 561.982.7985

CG Holdings Limited and Its Wholly Owned Subsidiaries

Consolidated Balance Sheet

September 30, 2009 and 2008

(expressed in US Dollars, except for number of shares)

	9/30/2009	9/30/2008

Assets
Current Assets
Cash and cash equivalents	$2,452,865	$—
Restricted cash	722,230	—
Accounts receivable, net	37,995	—
Inventory	321,095	—
Prepaid expenses and other current assets	127,209	—
Interest receivable	3,038	—
Deposits	94,070	—
Total current assets	3,758,502	—

Property and equipment, net	88,113	—

Other Assets
Note Receivable-MediaNet Group	250,000	—
Employee Advance	30,400	—
Other Assets	222	—
Total other assets	280,622	—

Total Assets	$4,127,237	$—

Liabilities and Stockholders’ Deficit
Current Liabilities
Accounts payable	$116,821	—
Accrued liabilities	275,671	—
Accrued incentives	644,292	—
Commissions payable	1,876,605	—
Income taxes payable	287,838	—
Customer deposits	18,348	—
Deferred revenue	2,577,168	—
Note Payable-related party	99,855	—
Total current liabilities	5,896,599	—
		—
Total liabilities	5,896,599	—

Stockholders’ deficit
Common stock 1,000 shares authorized € 2.00 par value, authorized, 1,000 outstanding	2,928	—
Members Capital	—	3,250
Additional paid-in capital	4,715	—
Accumulated other comprehensive income (loss)	(14,177)	—
Accumulated deficit	(1,762,828)	(3,250)
Total stockholders’ equity (deficit)	(1,769,362)	—

Total liabilities and stockholders’ equity (deficit)	$4,127,237	$—

The accompanying notes are an integral part

of the consolidated financial statements

CG Holdings Limited and Its Wholly Owned Subsidiaries

Consolidated Statements of Operations

For the Year Ended September 30, 2009 and September 30, 2008

(expressed in US Dollars, except for number of shares)

	9/30/2009	9/30/2008

Revenues	$14,507,755	$—
Direct Cost of revenues	9,743,485	—
Gross Profit	4,764,271	—

Operating Expenses
Advertising and marketing	461,600	—
General and administrative	3,797,164	3,250
Total operating expenses	4,258,764	3,250

Income (loss) from operations	505,506	(3,250)

Other income (expense)
Interest income	3,038	—
Total other expense	3,038	—

Income (loss) from continuing operations before income taxes	508,544	(3,250)

Provision for income taxes	287,838	—

Income (loss) from continuing operations	220,706	(3,250)

Discontinued operations
Loss from operations of discontinued segment	(1,980,285)	—
Net loss of discontinued operations, Net of income taxes	(1,980,285)	—

Net loss from operations	(1,759,578)	(3,250)

Other comprehensive income
- Foreign currency translation gain (loss)	(14,177)	—

COMPREHENSIVE (LOSS) INCOME	$(1,773,755)	(3,250)

Earnings(loss) per share:
Continuing operations- basic and diluted	$220.71	$—

Discontinued operations- basic and diluted	$(1,980.28)	$—

Weighted average number of shares outstanding during the period - basic and diluted	1,000	—

The accompanying notes are an integral part

of the consolidated financial statements

CG Holdings Limited and Its Wholly Owned Subsidiaries

Consolidated Statements of Stockholders’ (Deficit)

September 30, 2009 and 2008

(expressed in US Dollars, except for number of shares)

	2.00 Euro Par Value					Accumulated
	Common Stock		LLC	Additional		Other	Total
			Members	Paid-in	Accumulated	Comprehensive	Stockholders’
	Shares	Amount	Capital	Capital	Deficit	Income (Loss)	Deficit

Issuance of membership interest	—	$—	$3,250	$—	$—	$—	$3,250
Net loss, for the period ended September 30, 2008	—	—	—	—	(3,250)	—	(3,250)
Balance, September 30, 2008	—	—	3,250	—	(3,250)	—	—
Consolidation of LLC capital	—	—	(3,250)	3,250	—	—	—
Issuance of 1,000 shares	1,000	2,928	—	1,465	—	—	4,393
Loss Discontinued operations	—	—	—	—	(1,980,285)	—	(1,980,285)
Foreign currency adjustment	—	—	—	—	—	(14,177)	(14,177)
Net income, year ended September 30, 2009	—	—	—	—	220,706	—	220,706

Balance, September 30, 2009	1,000	$2,928	$—	$4,715	$(1,762,828)	$(14,177)	$(1,769,362)

The accompanying notes are an integral part

of the consolidated financial statements

CG Holdings Limited and Its Wholly Owned Subsidiaries

Consolidated Statements of Cash Flows

For the Year Ended September 30, 2009 and September 30, 2008

(expressed in US Dollars, except for number of shares)

	9/30/2009	9/30/2008

Cash flows from operating activities
Net Income (loss) from operations	$(1,759,578)	$(3,250)
Net Loss from Discontinued operations	(1,980,285)	—
Net Income (loss) from continuing operations	220,706	(3,250)
Adjustments to reconcile net loss to net net cash used in operating activities:
Depreciation and amortization	13,914	—
(Increase) decrease in assets:
Restricted cash	(722,230)	—
Accounts receivable	(37,996)	—
Inventory	(321,095)	—
Prepaid expenses	(127,208)	—
Deposits	(94,070)	—
Interest Receivable	(3,038)	—
Other current assets	(223)	—
Employee advance	(30,400)	—
Increase (decrease) in liabilities:
Accounts payable	116,821	—
Accrued liabilities	275,672	—
Accrued incentives	644,292	—
Commission payable	1,876,605	—
Income tax payable	287,838	—
Customer deposits	18,348	—
Deferred revenue	2,577,168	—
Net cash provided (used) in operating activities	2,714,820	(3,250)

Cash flows from investing activities:
Purchase of software license	(2,071)	—
Purchase of license	(36,396)	—
Purchase fixed assets	(63,560)	—
Issuance of note receivable	(250,000)	—
Net cash provided (used) in investing activities	(352,027)	—

Cash flows from financing activities
Proceeds from issuance of note payable-related party	832,006	—
Payments on note payable-related party	(732,150)	—
Proceeds from LLC Membership	—	3,250
Proceeds from issuance common shares	4,393	—
Net cash provided (used) by financing activities	104,249	3,250

Foreign currency translation adjustment	(14,177)	—

Net increase (decrease) in cash and equivalents	2,452,865	—

Cash at beginning of period	—	—

Cash at end of period	$2,452,865	$—

Supplemental disclosures of cash flow information:
Cash paid for interest	—	—
Cash paid for income taxes	—	—

Supplemental disclosures of non-cash transactions:
Foreign translation adjustment - comprehensive loss	14,177	—

The accompanying notes are an integral part

of the consolidated financial statements

CG HOLDINGS LIMITED and Subsidiaries

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Description of Business

Business of CG Holdings Limited (also known as DubLi)

CG Holdings Limited was organized in Cyprus, Europe on March 17, 2009, as a holding company for the DubLi companies, which commenced doing business in October 2008. DubLi’s financial and operations full-service provider, Lenox Logistik und Service GmbH, is located in Berlin, Germany.

Throughout these footnotes and financial reports, CG Holdings Limited is referred to as DubLi.

CG Holdings Limited (DubLi) owns, directly or indirectly, the following subsidiaries:

•	Lenox Resources, LLC, a Delaware limited liability company. This company holds DubLi’s intellectual property, primarily its trademark, domains and technologies.
•	Dubli Network LLC, a Delaware limited liability company, operated DubLi’s network with its business associates until March 2009.
•	DUBLI NETWORK, Ltd., a British Virgin Islands limited company, operates DubLi’s network with its business associates from April 2009
•	DUBLICOM, Limited., a Cyprus limited company. DUBLICOM, Limited., runs DubLi’s auction websites.
•

Lenox Logistik und Service GmbH is a German corporation which is responsible for the fulfillment of products purchased on the DubLi auction site. Lenox Logistik also operates DubLi’s European headquarters in Berlin and employs 22 persons, who are collectively responsible for DubLi’s accounting, marketing and purchasing activities.

•	DubLi Logistics, LLC, a Delaware limited liability company. This company is responsible for fulfillment of orders placed from North America (United States, Mexico, Puerto Rico, Canada).

DubLi is a worldwide online trading firm composed of two unique and individual business models: DubLi.com, a reverse auction, having a shopping portal for merchandise, having the primary objective of providing equal opportunities for buyers on the web to profit form downward purchase pricing and DubLi Network, the business opportunity where Business Associates can establish their own business in the market of direct sales and affiliate marketing.

The Company has a wholly owned subsidiary (DubLi Network) which is a network marketing company that sells credits for use as currency on the DubLi Auctions. The Company’s credits are then sold to independent third party business associates who either utilize the credits or sell the credits to other members.

The Company has a wholly owned subsidiary (DubLi.com) which operates auctions on the internet in various countries throughout the world and managed by geographic regions. The Company aggregates these auction operating segments as one reporting segment as management believes that the Company’s operating segments have similar operating characteristics and similar long term performance. In making this determination, management believes that the operating segments are similar in the nature of the products sold, the product acquisition process, the types of customers products are sold to, the methods used to distribute the products, and the nature of the regulatory environment.

Basis of Presentation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. Each division and subsidiaries company separately accounts for its operations and transactions, and all inter-company and all inter-divisional transactions have been eliminated.

Year-End and Domicile

The Company and its wholly owned subsidiaries adopted September 30 as its year end and are domiciled in Delaware, USA, British Virgin Islands, Cyprus and Berlin, Germany.

CG HOLDINGS LIMITED and Subsidiaries

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 2 – Summary of Significant Accounting Policies

Accounting Principles

The consolidated financial statements and accompanying notes are prepared in accordance with accounting principles generally accepted in the United States of America.

Principle of Consolidation

The financial statements include the accounts of CG Holdings, Limited (also known as DubLi) and its wholly owned subsidiaries. Intercompany transactions and balances have been eliminated. Equity investments in which the Company exercises significant influence but do not control and are not the primary beneficiary are accounted for using the equity method. Investments in which the Company is not able to exercise significant influence over the investee and which do not have readily determinable fair values are accounted for under the cost method.

Control by Principal Stockholders

The directors, executive officers and their affiliates or related parties, own beneficially and/or control in the aggregate, a significant portion of the voting power of the outstanding shares of the common stock of the Company. Accordingly, the directors, executive officers and their affiliates, if they voted their shares uniformly, may have the ability to control the approval of most corporate actions, including increasing the authorized capital stock of the Company and the dissolution, merger or sale of the Company’s assets.

Foreign Currency

Financial statements of foreign subsidiaries operating in other than highly inflationary economies are translated at year-end exchange rates for assets and liabilities and average exchange rates during the year for income and expense accounts. The resulting translation adjustments are recorded within accumulated other comprehensive loss. Financial statements of subsidiaries operating in highly inflationary economies are translated using a combination of current and historical exchange rates and any translation adjustments are included in current earnings. Gains or losses resulting from foreign currency transactions are recorded in other expense, net.

Reclassifications

Certain amounts reported in previous periods have been reclassified to conform to the Company’s current period presentation.

Management’s Use of Estimates and Assumptions

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates, judgments and assumptions that affect the reported amounts of the assets and liabilities, disclosure of contingent assets and liabilities, unearned income, accruals for incentive awards at the date of the consolidated financial statements, and the reported amounts of revenue and expense during the reporting periods. Examples, though not exclusive, include estimates and assumptions of: loss contingencies; depreciation or amortization of the economic useful life of an asset; stock-based compensation forfeiture rates; estimating the fair value and impairment; potential outcome of future tax consequences of events that have been recognized in our financial statements or tax returns; estimates of incentive awards and determining when investment impairments are other-than temporary. The Company bases its estimates on historical experience and on various assumptions that the Company believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may materially differ from these estimates under different assumptions and conditions.

Compensated Absences

The Company has accrued for vacation pay up to the employee’s last anniversary date. Compensated absences for sick pay and personal time have not been accrued since they cannot be reasonably estimated.

CG HOLDINGS LIMITED and Subsidiaries

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Inventory

The inventory represents merchandise purchased at cost. Inventories are stated at lower of cost or market. Cost is determined on the first-in, first-out basis.

Shipping and Handling Costs

The Company’s shipping and handling costs are included in cost of sales for all periods presented.

Revenue Recognition

The Company recognizes revenue on arrangements in accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements’ and No. 104, “Revenue Recognition”. In all cases, revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed and collectability of the resulting receivable is reasonably assured. Product sales and shipping revenues, net of promotional discounts, rebates, and return allowances, are recorded when the products are shipped and title passes to customers. Retail sales to customers are made pursuant to a sales contract that provides for transfer of both title and risk of loss upon our delivery to the carrier. Return allowances, which reduce product revenue, are estimated using historical experience. Revenue from product sales and services rendered is recorded net of sales taxes. Our comprehensive revenue recognition policy with reference to each revenue stream is to recognize income when the Company has completely performed its obligations to deliver goods or rendered services to customers. The Company has a single revenue source and several payment streams.

As to the sale of merchandise, since we have the inventory and credit risks, we recognized the gross sales upon receipt of payment and the shipping of the merchandise from our various locations to the consumer.

DubLi has two types of auctions which it operates on separate platforms for Europe and for North America (United States, Mexico, Puerto Rico, Canada): Xpress and Unique Bid. Each auction is conducted by the customer’s buying credits, each of which can be purchased for US $0.80 (EUR $0.50) (a “Credit”), and using the credits both to view the current bid price for an item (“Unique Bid”), or to place a bid (“Xpress”).

In the Xpress auction, all articles are displayed with one starting price (which is the best market price) that is valid at the start of the auction. The actual price is concealed until the customer places a Credit. With each Credit placed, the price decreases by US $0.25 (EUR $0.20), so that the actual price is always less than the starting price, which is often a considerable savings. A customer may purchase the product at anytime at the price displayed.

In the Unique Bid auction, all auctions are presented for a limited time only. Customers can bid using any number of US $0.25 increments. The user who has placed the sole lowest bid at the end of the auction acquires the item.

Unused credits are recognized as income ratable over a twelve (12) month period. This practice is known in the industry as “breakage”. Credits purchased, but unused by consumers are recorded on our books as “deferred revenue”. Credits purchased are classified for financial presentation to our liability account (deferred revenue) as long as the consumer does not use them to make bids on our internet auctions for a period of twelve (12) months. If a consumer uses the credits to bid on our internet auctions for merchandise, on the event the item on the auction has a winning bid and the merchandise is shipped, the liability account (deferred revenue) is reduced accordingly. The “breakage” is recognized by the Company by debiting the deferred revenue payable and crediting the revenue account, thus reflecting the income due to breakage.

Accounts Receivable

Accounts receivable are composed primarily of sales from our unique and express bid programs at September 30, 2009, and not yet collected. We have not experienced any uncollectible accounts nor do we expect any in the future. Any account beyond 30 days past due will be considered uncollectible. The Company does not provide an allowance for doubtful accounts on accounts receivable based on its immateriality.

CG HOLDINGS LIMITED and Subsidiaries

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Property, Software and Leasehold Improvements

Property is recorded at cost. The cost of maintenance and repairs of equipment is charged to operating expense when incurred. Depreciation and amortization is determined based upon the assets’ estimated useful lives, and is calculated on a straight-line basis when the asset is placed in service. When the Company sells, disposes or retires equipment or replaces a leasehold improvement, the related gains or losses are included in operating results. Property is depreciated over five or seven years and begins when it is placed in service.

Depreciation and amortization are provided for financial reporting primarily on the accelerated and the straight-line methods over the estimated useful lives of the respective assets as follows:

Estimated Useful Life

Computer equipment	5 years

Capitalized software applications purchased for internal use are recorded at cost and are amortized over sixty months.

Leasehold improvements are recorded at cost and are amortized over the remaining lease term.

Start-Up Costs

The Company, in accordance with the provisions of the Accounting Standards Codification (“ASC”) 720-15-25 Other Expenses, Start-Up Costs, Recognition, formerly American Institute of Certified Public Accountants Statement of Position (SOP) 98-5, “Reporting on the Costs of Start-up Activities, expensed all start-up and reorganization costs as they incurred.

Impairment of Long-Lived Assets

In accordance with Statement of ASC 360-10-35, Property, Plant and Equipment – Subsequent Measurement, the Company reviews the carrying value of its long-lived assets, which includes property and equipment, and intangible assets (other than goodwill) annually or whenever events or changes in circumstances indicate that the historical cost-carrying value of an asset may no longer be appropriate. The Company assesses recoverability of the carrying value of the asset by estimating the future net cash flows expected to result from the asset, including eventual disposition. The estimate of cash flows is based upon, among other things, certain assumptions about expected future operating performance, growth rates and other factors. Estimates of undiscounted cash flows may differ from actual cash flows due to, among other things, technological changes, economic conditions, changes to the business model or changes in operating performance. If the sum of the undiscounted cash flows (excluding interest) is less than the carrying value, an impairment loss will be recognized, measured as the amount by which the carrying value exceeds the fair value of the asset. Fair value is determined using available market data, comparable asset quotes and/or discounted cash flow models.  Management conducted an evaluation of long-lived assets and determined no impairments currently exist.

Cash, Cash Equivalents and Financial Instruments

The Company considers all highly liquid instruments with original maturities of three months or less at the date of purchase to be cash equivalents. In general, investments with original maturities of greater than three months and remaining maturities of less than one year are classified as short term investments.

Concentrations

The Company maintains its cash in a bank deposit account, which at time may exceed the federally insured limits. The Company has not experienced any losses in such account and believes it is not exposed to any significant credit risk on cash and cash equivalents.

CG HOLDINGS LIMITED and Subsidiaries

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Fair Value of Financial Instruments

The Company has adopted and follows ASC 820-10, “Fair Value Measurements and Disclosures” for measurement and disclosures about fair value of its financial instruments. ASC 820-10 establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, ASC 820-10 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by ASC 820-10 are:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Inputs (other than quoted market prices included in Level 1) are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the instrument’s anticipated life.

Level 3 — Inputs reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model. Valuation of instruments includes unobservable inputs to the valuation methodology that are significant to the measurement of fair value of assets or liabilities.

As defined by ASC 820-10, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale, which was further clarified as the price that would be received to sell an asset or paid to transfer a liability (“an exit price”) in an orderly transaction between market participants at the measurement date. The carrying amounts of the Company’s financial assets and liabilities, such as cash and cash equivalents, prepaid and other current assets,  and other assets, accounts payable, accrued expenses, accrued interest, taxes payable, and other current liabilities, approximate their fair values because of the short maturity of these instruments. The Company’s notes payable to shareholders approximates the fair value of such instrument based upon management’s best estimate of interest rates that would be available to the Company for similar financial arrangements at September 30, 2009

The Company does not have any assets or liabilities measured at fair value on a recurring or a non-recurring basis, consequently, the Company did not have any fair value adjustments for assets and liabilities measured at fair value at September 30, 2009, nor gains or losses reported in the statement of operations that are attributable to the change in unrealized gains or losses relating to those assets and liabilities still held at the reporting date.

Policy on Classification of Accounts

The Company’s policy as to cost of sales is to include only the cost of acquiring merchandise and the fee charged to us to process the credit cards used by consumers to purchase our merchandise. The inclusion of these costs may not allow for a direct and meaningful comparison of the gross profit to competitors in the same industry.

Computation of Income and Loss per Share

The Company computes income and loss per share in accordance with ASC 260, previously SFAS No. 128, Earnings per Share. ASC 260 requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the statement of operations. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive.

CG HOLDINGS LIMITED and Subsidiaries

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Dividends

The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid or declared since inception.

Share-Based Payments

The Company accounts for stock-based compensation in accordance with the provisions of ASC 718, Stock Compensation, which establishes the accounting for share-based awards and the inclusion of their fair value in net earnings in the respective periods the awards, were earned. Consistent with the provisions of ASC 718, the Company estimates the fair value of stock options and shares issued under its employee stock purchase plan using the Black-Scholes option-pricing model. Fair value is estimated on the date of grant and is then recognized (net of estimated forfeitures) as expense in the Consolidated Statement of Operations over the requisite service period (generally the vesting period).

ASC 718 requires companies to estimate the fair value of stock-based compensation on the date of grant using an option-pricing model. The Company uses the Black-Scholes model to value stock-based compensation. The Black-Scholes model determines the fair value of stock-based payment awards based on the stock price on the date of grant and is affected by assumptions regarding a number of highly complex and subjective variables. These variables include, but are not limited to the Company’s expected stock price volatility over the term of the awards, and actual and projected employee stock option exercise behaviors. Option-pricing models were developed for use in estimating the value of traded options that have no vesting or hedging restrictions and are fully transferable. Although the fair value of stock options granted by the Company is determined in accordance with ASC 718 and Staff Accounting Bulletin (“SAB”) No. 107, Share-Based Payment, (“SAB 107”) as amended by SAB No. 110 , using an option-pricing model, that value may not be indicative of the fair value observed in a willing buyer/willing seller market transaction.

Commissions Earned By Business Associates

An independent business associate may earn commissions or incentive bonuses, based on retail volume on the execution and completion on the sales of the DubLi credits. Such commissions are based on the independent business associates retail sales volume and other members of the independent sales force who are sponsored by the business associate. In addition, such commissions are expensed when the DubLi credits are sold in the month of the actual sale. Management, from time to time, reviews this policy to determine that the estimate is in conformity with generally accepted accounting principles in the United States of America.

Comprehensive Income

Comprehensive income consists of net earnings, unrealized gains or losses on investments, foreign currency translation adjustments and the effective portion of the unrealized gains or losses on derivatives. Comprehensive income is presented in the consolidated statements of shareholders’ equity and comprehensive income.

Selling, General and Administrative Expenses

Selling, general and administrative expenses include costs associated with selling; marketing; and distribution activities, including shipping and handling costs; research and development; information technology; and other administrative costs, including finance, legal and human resource functions.

Advertising Expenses

Advertising costs are expensed as incurred. For the period ended September 30, 2009, advertising expenses were $461,600.

Research and Development

The Company’s research and development is performed by in-house staff and outside consultants. For the period ended September 30, 2009, research and development costs were expensed as incurred.

CG HOLDINGS LIMITED and Subsidiaries

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Income Taxes

The Company accounts for income taxes under ASC 740-10, Income Taxes. Deferred income tax assets and liabilities are recognized based on differences between the financial statement and tax basis of assets and liabilities using presently enacted tax rates. At each balance sheet date, the Company evaluates the available evidence about future taxable income and other possible sources of realization of deferred tax assets, and records a valuation allowance that reduces the deferred tax assets to an amount that represents management’s best estimate of the amount of such deferred tax assets that more likely than not will be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of operations in the period that includes the enactment date.

Recent Authoritative Accounting Pronouncements

In September 2009, Financial Accounting Standards Board (“FASB”) issued ASC 605-25, Revenue Recognition - Multiple-Deliverable Revenue Arrangements. This guidance addresses how to separate deliverables and how to measure and allocate consideration to one or more units of accounting. Specifically, the guidance requires that consideration be allocated among multiple deliverables based on relative selling prices. The guidance establishes a selling price hierarchy of (1) vendor-specific objective evidence, (2) third-party evidence and (3) estimated selling price. This guidance is effective for annual periods beginning after December 15, 2009 but may be early adopted as of the beginning of an annual period. The Company is currently evaluating the effect that this guidance will have on its consolidated financial position and results of operations.

In June 2009, the FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162, now referred to as ASC 105-10, Generally Accepted Accounting Principles .   The FASB Accounting Standards Codification (“Codification”) will become the source of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. On the effective date of this statement, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative. This statement is effective for financial statements issued for interim and annual periods ending after September 30, 2009. The adoption of this statement did not have a material effect on the Company’s consolidated financial statements.

(To be included in ASC 810 “Consolidation”, SFAS No. 167 “Amendments to FASB Interpretation No. 46(R)”) SFAS No. 167 amends FASB Interpretation No. 46(R) “Consolidation of Variable Interest Entities regarding certain guidance for determining whether an entity is a variable interest entity and modifies the methods allowed for determining the primary beneficiary of a variable interest entity. The amendments include: (1) the elimination of the exemption for qualifying special purpose entities, (2) a new approach for determining who should consolidate a variable-interest entity, and (3) changes to when it is necessary to reassess who should consolidate a variable-interest entity. SFAS No. 167 is effective for the first annual reporting period beginning after November 15, 2009, with earlier adoption prohibited. The Company will adopt SFAS No. 167 in fiscal 2010 and does not anticipate any material impact on the Company’s financial statements.

In June 2009, the FASB issued SFAS No. 165, later codified in ASC 855-10, Subsequent Events. ASC 855-10 establishes general standards of for the evaluation, recognition and disclosure of events and transactions that occur after the balance sheet date. Although there is new terminology, the standard is based on the same principles as those that currently exist in the auditing standards. The standard, which includes a new required disclosure of the date through which an entity has evaluated subsequent events, is effective for interim or annual periods ending after June 15, 2009. The adoption of ASC 855-10 did not have a material effect on the Company’s consolidated financial statements.

In April 2009, the FASB issued FASB Staff Position No. 107-1 and APB Opinion No. 28-1 (FSP 107-1 and APB 28-1), later codified in ASC 825-10-65-1, Interim Disclosures about Fair Value of Financial Instruments . FSP 107-1 and APB 28-1 require fair value disclosures in both interim, as well as annual, financial statements in order to provide more timely information about the effects of current market conditions on financial instruments. FSP 107-1 and APB 28-1 became effective for the Company in the quarter ended July 31, 2009, and their adoption did not have a material impact on the Company’s consolidated financial statements.

CG HOLDINGS LIMITED and Subsidiaries

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

In June 2008, the EITF ratified EITF Issue No. 07-5, Determining Whether an Instrument (or Embedded Feature) Is Indexed to an Entity’s Own Stock , now referred to as ASC 815-40-15. ASC 815-40-15 provides guidance in assessing whether derivative instruments meet the criteria in paragraph 11(a) of SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, now referred to as ASC 815, for being considered indexed to an entity’s own common stock. ASC 815-40-15 is effective for fiscal years beginning after December 15, 2008. We have completed our evaluation of the impact of ASC 815-40-15 and believe the impact will be immaterial based on the nature of our derivative and hedging activities.

In April 2008, the FASB issued FSP FAS 142-3, Determination of the Useful Life of Intangible Assets, now referred to as FASB ASC 350-30-65-1. It amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Intangible Assets, now referred to as ASC 350. ASC 350-30-65-1 is effective for fiscal years beginning after December 15, 2008 and may not be adopted early. The adoption of this statement is not expected to have a material effect on the Company’s consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities – an amendment to FASB Statement No. 133, now referred to as ASC 815. ASC 815 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under SFAS No. 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. ASC 815 is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged. The adoption of this statement is not expected to have a material effect on the Company’s consolidated financial statements.

In December 2007, the FASB issued SFAS No.141R, Business Combinations, now referred to as ASC 805. ASC 805 establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree. The statement also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate and financial effects of the business combination. The guidance will become effective for the fiscal year beginning after December 15, 2008. The adoption of this statement is not expected to have a material effect on the Company’s consolidated financial statements, unless the Company enters into a material business combination transaction.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51 , now referred to as ASC 810. ASC 810 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. The guidance will become effective for the fiscal year beginning after December 15, 2008. The adoption of this statement is not expected to have a material effect on the Company’s consolidated financial statements.

Note 3 – Restricted Cash

Credit Card Holdback - The Company has agreements with organizations that process credit card transactions arising from purchases of products and services by customers of the Company. Credit card processors have financial risk associated with the products and services purchased because the processor generally forwards the cash related to the purchase to the Company soon after the purchase is completed. The organization that processes MasterCard/Visa transactions allows the credit card processor to create and maintain a reserve account that is funded by retaining cash that it otherwise would deliver to the Company (i.e., “restricted cash”). The current agreement requires a 5% reserve or holdback on each sale for a period of six months.

Note 4 – Foreign Currency

Most of the Company’s foreign subsidiaries designate their local currencies as their functional currency. As of September 30, 2009, the total amount of cash held by foreign subsidiaries was $1,954,011 of USD and was maintained or invested in EURO’s.

CG HOLDINGS LIMITED and Subsidiaries

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 5 – Income Taxes

CG Holdings Limited and its subsidiaries file income tax returns in the U.S. federal jurisdiction and Germany. CG Holdings Limited could be subject to U.S. federal income tax examinations by tax authorities for year starting October 1, 2008. According to the US Internal Revenue Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or the withholding agent. In the case of transfer pricing issues, the statute of limitation is ten years. There is no statute of limitation in the case of tax evasion. CG Holdings Limited and each of its subsidiaries file separate income tax returns.

The United States of America

Dubli Network LLC, is organized in Delaware in the U.S., and is subject to a gradual U.S. federal corporate income tax of 15% to 35%. The state of Delaware does not impose any corporate income tax.

Dubli Logistics LLC, is organized in Delaware in the U.S., and is subject to a gradual U.S. federal corporate income tax of 15% to 35%. The state of Delaware does not impose any corporate income tax.

Lenox Resources, LLC is organized in Delaware in the U.S., and is subject to a gradual U.S. federal corporate income tax of 15% to 35%. The state of Delaware does not impose any corporate income tax.

Cyprus

CG Holdings Limited, under the current laws of the Republic of Cyprus, CG Holdings Limited is not subject to tax on income or capital gains. In addition, upon payment of dividends by CG Holdings Limited, no Cyprus withholding tax will be imposed.

Dublicom Limited, under the current laws of the Republic of Cyprus, Dublicom Limited is not subject to tax on income or capital gains. In addition, upon payment of dividends by Dublicom Limited, no Cyprus withholding tax will be imposed.

British Virgin Islands

Dubli Network Limited under the current laws of the British Virgin Islands, Dubli Network Limited is not subject to tax on income or capital gains. In addition, upon payment of dividends by Dubli Network Limited, no British Virgin Islands withholding tax will be imposed.

Germany

Lenox Logistik und Service GmbH, under the current laws of Germany, Lenox Logistik und Service GmbH is subject to tax on income or capital gains.

DubLi.com GmbH, under the current laws of Germany, DubLi.com GmbH is subject to tax on income or capital gains.

CG HOLDINGS LIMITED and Subsidiaries

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Income tax expense (benefit) attributable to earnings before income taxes, consists of:

United States:

Current taxes

Federal	$287,838

State	-0-
Total U.S. Tax Expense	287,838

Germany	-0-

Current Taxes	-0-

Total German tax expense	-0-

Total income tax expense	$287,838

Reconciliation between income tax expense and the amounts computed by applying the US income tax rates to earnings before income taxes is as follows

Computed income tax	$171,872

Non-deductible expenses	-0-

Loss exempt from tax	113,000

Valuation allowance
-Germany Losses	7,692

Income tax expense	$287,838

In fiscal year 2009, the Company adopted amendments under ASC 740-10-50, Accounting for Uncertain Tax Positions, formerly Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), which clarify the accounting for uncertainty in tax positions recognized in the financial statements. Under these provisions, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position would be measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. The related amendments also provide guidance on measurement, classification, interest and penalties associated with tax positions, and income tax disclosures.

The Company is subject to taxation in the U.S., Germany, and various state jurisdictions. The Company’s calculation of its tax liabilities involves dealing with uncertainties in the application of complex tax laws and regulations in various taxing jurisdictions. If, based on new facts that arise within a period, management ultimately determines that the payment of these liabilities will be unnecessary, the liability will be reversed and the Company will recognize a tax benefit during the period in which it is determined the liability no longer applies. Conversely, the Company records additional tax charges in a period in which it is determined that a recorded tax liability is less than the ultimate assessment is expected to be.

The application of tax laws and regulations is subject to legal and factual interpretation, judgment and uncertainty. Tax laws and regulations themselves are subject to change as a result of changes in fiscal policy, changes in legislation, the evolution of regulations and court rulings. Therefore, the actual liability for U.S., Germany taxes, or the various state jurisdictions, may be materially different from management’s estimates, which could result in the need to record additional tax liabilities or potentially reverse previously recorded tax liabilities. Interest and penalties are included in tax expense.

CG HOLDINGS LIMITED and Subsidiaries

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Value Added Tax

In accordance with the relevant taxation laws in the Germany, the normal VAT rate for domestic sales is levied on the invoiced value of sales and is payable by the purchaser. The Company is required to remit the VAT it collects to the tax authority.

The value added tax refundable presents the VAT that the Company paid for the purchasing products and can be used to deduct the VAT related to the sale of products.

Note 6 – Fixed Assets

Equipment at cost consists of computer equipment and software. Depreciation expense for the year ended September 30, 2009 was $10,068.

Cost	$98,181
Accumulated Depreciation	(10,068)
Net Fixed Assets	$88,113

Note 7 – Legal Proceedings

The Company is from time to time engaged in routine litigation. The Company regularly reviews all pending litigation matters in which it is involved and establishes reserves deemed appropriate by management for these litigation matters when a probable loss estimate can be made. Currently, according to management, there are no material legal proceedings to which the Company is party or to which any of its property is subject.

Note 8 – Commitments and Contingencies

The Company has an office lease that expires in 2014. Under the lease agreement, the Company is also obligated to pay property taxes, insurance and maintenance costs. The lease is for 589.9 square meters of office space.

Certain leases contain renewal options. Future minimum rental commitments for non-cancelable operating lease at September 30, 2009, were as follows (in millions):

Operating
2010	$132,450
2011	135,559
2012	138,668
2013	141,777
2014	144,886

Total	$693,343

Note 9 – Notes Payable-Related Parties

The Company as a note payable at September 30, 2009 as follows:

2009
Demand Note- Michael Hansen (officer)	$99,855

Note 10 – Note Receivable

The Company has a note receivable with a balance of $250,000 two principal payments of $100,000 and $150,000 due July 7, 2011 and August 14, 2011, respectively. Interest is payable monthly starting January 1, 2010 at annual rate of 6%.

CG HOLDINGS LIMITED and Subsidiaries

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 11 – Stock, Options and Warrants

At September 30, 2009, the company had no outstanding stock options or warrants.

Note 12 – Quantitative and Qualitative Disclosures about Market Risk

We are exposed to market risks, which arise during the normal course of business from changes in interest rates and foreign currency exchange rates. At September 30, 2009, we do not use derivative financial instruments to manage or hedge these risks. All hedging transactions will be authorized and executed pursuant to written guidelines and procedures.

We have adopted SFAS 133. SFAS 133, as amended and interpreted, established accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. All derivatives, whether designated in hedging relationships or not, are required to be recorded on the balance sheet at fair value. If the derivative is designated as a fair-value hedge, the changes in the fair value of the derivative and the underlying hedged item are recognized concurrently in earnings. If the derivative is designated as a cash-flow hedge, changes in the fair value of the derivative are recorded in other comprehensive income, or OCI, and are recognized in the statement of operations when the hedged item affects earnings. SFAS 133 defines the requirements for designation and documentation of hedging relationships as well as ongoing effectiveness assessments in order to use hedge accounting. For a derivative that does not qualify as a hedge, changes in fair value are recognized concurrently in earnings.

Note 13 – Warrants and Options

The Company has no warrants and options outstanding at September 30, 2009.

Note 14 – Stock and Equity

LLC Membership Capital

The company (Dubli Network LLC) was organized in Delaware on May 4, 2006. No business activity occurred until October, 2008. During the fiscal year ended September 30, 2009 Dubli Network LLC is considered a consolidated subsidiary of CG Holdings Limited.

Common Stock

The company has authorized common shares at September 30, 2009 of 1,000. At September 30, 2009, the company had 1,000 shares outstanding. The par value is 2 euro per share.

Preferred Shares

The Company has no preferred shares authorized at September 30, 2009.

Note 15 – Related party transactions

Related Transactions

The Company was advanced and repaid money from one of its shareholders during the year. Total advanced was $832,006. The amount repaid was $732,150.

CG HOLDINGS LIMITED and Subsidiaries

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 16 – Discontinued Operations

In May 2009, the Company determined it was in the best long-term interest of the Company to discontinue the operations of Dublicom GMBH., a wholly-owned subsidiary, and put the assets and business up for sale. The decision to sell this wholly owned subsidiary was primarily influenced by management’s decision to concentrate its efforts on its wholly owned subsidiary, Dubli Network.

The Company recognized a net loss of $ 1,980,285 on the disposal of the subsidiary and reported in the Consolidated Statements of Operations and Cash Flows within the caption, “discontinued operations”.

Note 17 – Subsequent Events

Closing of the MediaNet Group Technologies, Inc. Merger

Effective October 19, 2009, the company has completed its merger with MediaNet Group Technologies, Inc., a publicly-held, United States of America based company. At closing (October 19, 2009), our shareholders were issued 5,000,000 shares of Series A Convertible Preferred Stock that automatically converts into 90% of the shares of common stock of MediaNet Group Technologies, Inc., to be issued and outstanding after the conversion and has 90% of the voting power of MediaNet Group Technologies, Inc., shareholders. MediaNet Group Technologies, Inc. will file proxy material with the United States Security and Exchange Commission to increase its authorized common shares to 500,000,000 and it’s authorized preferred shares to 25,000,000. Upon completion of the increase in authorized shares, the fully diluted common shares of MediaNet Group Technologies, Inc. will be 299,016,520, of which the company’s shareholders will own 269,114,868 shares.

Software purchase agreement

On October 29, 2009, Lenox Resources, LLC, a Delaware limited liability company (“Lenox”) which is an direct subsidiary of CG Holdings Limited (the “Company”), executed and closed on a Software Purchase Agreement with MSC, Inc., d/b/a Lariat (the “Agreement”) for the purchase and assignment of database tracking, monitoring, statistic tools and widget software known as “Cinch” and “Connect” (the “Software”) and associated copyrights. The purchase price of the Software was $400,000 paid in cash at closing, together with two percent (2%) of the common stock of MediaNet Technologies Group Inc. The common stock payable to MSC, Inc., will not be dilutive to the Company’s existing common shareholders. Pursuant to the Agreement, Lenox will hire certain staff of MSC, Inc., who are dedicated to the development of the Software. The Agreement also provides that MSC, Inc. will have a right to market the Software to its own clients as a distributor, with the exclusion of any sale that would compete with the Company.

Pro Forma Condensed Combined Financial Statement

Effective October 19, 2009, the company has completed its merger with MediaNet Group Technologies, Inc., a publicly-held, United States of America based company. At closing (October 19, 2009), our shareholders were issued 5,000,000 shares of Series A Convertible Preferred Stock that automatically converts into 90% of the shares of common stock of MediaNet Group Technologies, Inc., to be issued and outstanding after the conversion and has 90% of the voting power of MediaNet Group Technologies, Inc., shareholders. MediaNet Group Technologies, Inc., will file proxy material with the United States Security and Exchange Commission to increase its authorized common shares to 500,000,000 and its authorized preferred shares to 25,000,000. Upon completion of the increase in authorized shares, the fully diluted common shares of MediaNet Group Technologies, Inc. will be 299,016,520, of which the company’s shareholders will own 269,114,868 shares.

MediaNet Group Technologies and Subsidiaries

Unaudited Pro Forma Consolidated Balance Sheet

September 30, 2009

(expressed in US Dollars, except for number of shares)

	CG Holdings Limited and Its Wholly Owned Subsidiaries	MediaNet Group Technologies, Inc.	Notes	Pro Forma Adjustments	Pro Forma Combined
Assets:
Current Assets:
Cash and cash equivalents	$2,452,865	$46,372		—	$2,499,237
Restricted cash	722,230	—		—	722,230
Accounts receivable - net	37,995	70,375	e	(35,372)	72,998
Inventories	321,095	80,046		—	401,141
Interest receivable	3,038	—	a	(3,038)	—
Prepaid Expenses	127,209	—		—	127,209
Deposits	94,070	—		—	94,070
Total Current Assets	3,758,502	196,793		(38,410)	3,916,885

Property and equipment, net	88,113	6,026		—	94,139

Other Assets:
Note Receivable-MediaNet Group	250,000	—	a	(250,000)	—
Employee Advance	30,400	—		—	30,400
Trademark -net	—	1,600		—	1,600
Other Assets	222	—		—	222
Total Other Assets	280,622	1,600		(250,000)	32,222

Total Assets	$4,127,237	$204,419		$(288,410)	$4,043,246

Liabilities and Stockholders’ Equity:

Current Liabilities:
Accounts payable	$116,821	$40,012	e	$(35,372)	$121,461
Accounts payable - related party	—	—		—
Accrued liabilities	275,671	310,044		—	585,715
Accrued incentive	644,292	—		—	644,292
Loyalty points payalbe	—	209,025		—	209,025
Commissions payable	1,876,605	—		—	1,876,605
Income taxes payable	287,838	—		—	287,838
Customer deposits	18,348	—		—	18,348
Deferred revenue	2,577,168	49,667		—	2,626,835
Note payable - related party	99,855	91,500		—	191,355
Accrued Interest - related party	—	3,038	a	(3,038)	—
Total Current Liabilities	5,896,599	703,286		(38,410.00)	6,561,475

Long Term Liabilities:
Note payable -related party	—	250,000	a	(250,000)	—
less: Current maturities of long term debt	—	—		—	—
Total Long-Term Liabilities	—	250,000.00		(250,000.00)	—

Total Liabilities	5,896,599	953,286		(288,410)	6,561,475

Stockholders’ deficit:
Preferred Stock
Common stock -$.001 par value, 50,000,000 shares authorized, 299,016,520 issued and outstanding	2,928	27,304	b	268,785	299,017
Additional paid-in capital	4,715	6,098,715	b,d	(7,143,671)	(1,040,241)
Accumulated other comprehensive income (loss)	(14,177)	—		—	(14,177)
Accumulated earning/deficit	(1,762,828)	(6,874,886)	d	6,874,886	(1,762,828)
Stockholders’ Equity (deficit)	(1,769,362)	(748,867)		—	(2,518,229)

Total Liabilities and Stockholders’ Equity	$4,127,237	$204,419		$(288,410)	$4,043,246

See Notes to Unauidted Pro Forma Consolidated Financial Statements

MediaNet Group Technologies and Subsidiaries

Unaudited Pro Forma Consolidated Statements of Operations

For the Year Ended September 30, 2009

(expressed in US Dollars, except for number of shares)

	CG Holdings Limited and Its Wholly Owned Subsidiaries	MediaNet Group Technologies, Inc.	Pro Forma Adjustments	Pro Forma Combined

Net sales	$14,507,755	$2,609,107	$ (142,413)	$16,974,449
Cost of Sales	9,743,485	2,189,499	(128,827)	11,804,157
Gross Profit	4,764,270	419,608	(13,586)	5,170,292

Operating expense:
Selling, general and administrative	4,258,764	1,647,024	—	5,905,788
Total operating expenses	4,258,764	1,647,024	—	5,905,788

Operating income	505,506	(1,227,416)	(13,586)	(735,496)

Other income (expense):
Interest Income	3,038	9	—	3,047
Interest expense	—	(6,292)	—	(6,292)
Total other income(expense)	3,038	(6,283)	—	(3,245)

Income(loss) before income taxes	508,544	(1,233,699)	(13,586)	(738,741)

Provision for income taxes	287,838	—	—	287,838

Gains on sale of subsidiary	—	74,990	—	74,990

Income (loss) from continuing operations	220,706	(1,158,709)	(13,586)	(951,589)

Net income (loss) per common share from Continuing Operations:
Basic & Diluted	$220.71	$(0.05)	—	$(0.00)

Weighted average shares outstanding:
Basic & Diluted	1,000	22,909,781	276,105,739	299,016,520

See Notes to Unauidted Pro Forma Consolidated Financial Statements

MediaNet Group Technologies and Subsidiaries

Unaudited Pro Forma Consolidated Statements of Operations

For the Year Ended September 30, 2008

(expressed in US Dollars, except for number of shares)

	CG Holdings Limited and Its Wholly Owned Subsidiaries	MediaNet Group Technologies, Inc.	Pro Forma Adjustments	Pro Forma Combined

Net sales	—	$2,203,392	—	$2,203,392
Cost of Sales	—	1,925,029	—	1,925,029
Gross Profit	—	278,363	—	278,363

Operating expense:
Selling, general and administrative	3,250	1,173,702	—	1,176,952
Total operating expenses	3,250	1,173,702	—	1,176,952

Operating income	(3,250)	(895,339)	—	(898,589)

Other income (expense):
Interest Income	—	360	—	360
Interest expense	—	—	—	—
Total other income(expense)	—	360	—	360

Income(loss) before income taxes	(3,250)	(894,979)	—	(898,229)

Provision for income taxes	—	—	—	—

Gains on sale of subsidiary	—	—	—	—

Income (loss) from continuing operations	(3,250)	(894,979)	—	(898,229)

Net income (loss) per common share from Continuing Operations:
Basic & Diluted	$(3.25)	$(0.04)	—	$(0.00)

Weighted average shares outstanding:
Basic & Diluted	1,000	20,446,644	278,568,876	299,016,520

See Notes to Unauidted Pro Forma Consolidated Financial Statements

Pro Forma Adjustments

The preceding unaudited condensed combined consolidated pro forma balance sheets have been prepared as if the share exchange Transaction was completed on October 19, 2009 ; the preceduing unaudited condensed combined consolidated pro forma statements of operations have been prepared as if the share exchange transaction was completed, respectively, on September 30, 2009, and September 30, 2008. The following pro forma adjustments:

(a)	Eliminate the intercompany loan.

(b)   Adjust the accounts of the companies to reflect the share exchange resulting in CG Holdings Limited as the accounting acquiror. After the closing of the merger and the private placement, the company will have 299,016,520 shares of common stock outstanding.

(c)	Elimination of intercompany sales and cost of sales

(d)	to reflect the recapitalization as a result of the share exchange

(e)	Elimination of intercompany accounts recievable and payable

Income (loss) Per Share from Continuing Opearations

Pro forma basic and diluted shares outstanding include the weighted average number of common shares outstanding for MediaNet Group Technologies. during the respective periods, in addition to the common stock issued as a result of the share exchange assuming they had been issued at the beginning of the period. The common stock issued in connection with the share exchange Transaction is assumed to be outstanding for the entire period presented.